Exhibit 10.1

Execution Version

AMENDED AND RESTATED SETTLEMENT
AGREEMENT

This amended and restated settlement agreement (this “Settlement Agreement”), dated as of May 30, 2012, is entered into by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, L.L.C. (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the undersigned, beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC, and Danskammer OP LLC (collectively, the “PSEG Entities”), (xi)  U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement, as directed by a majority of, and on behalf of all, the Lease Certificate Holders (the “Lease Trustee”), (xii) Wells Fargo Bank, N.A. (“Wells Fargo”), as Subordinated Notes Indenture Trustee (solely with respect to Sections II.e.(i)(6), II.e.(ii)(x), II.e.(iv), II.l.(iii) and III.n herein); (xiii) DO S1 Limited (“CQS”), (xiv) Loomis, Sayles & Company, L.P., solely in its capacity as a holder of NGC Trust Capital Income Securities (defined below) (“Loomis”) and (xv) Claren Road Credit Master Fund Ltd. (“Claren Road”, collectively with CQS, Loomis and any other beneficial holder of NGC Trust Capital Income Securities (defined below) who becomes a party hereto after the date hereof, the “Consenting Sub Debt Holders” and, together with the Consenting Senior Noteholders, the PSEG Entities, and the Lease Trustee, the “Settling Claimants”) (each of the entities in (i)-(xv) above, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on September 1, 2011, Dynegy entered into a Membership Interest Purchase Agreement with its indirect subsidiary DGIN whereby DGIN sold 100% of the outstanding membership interests of its direct wholly-owned subsidiary Dynegy Coal Holdco to Dynegy (the “Membership Interest Purchase Agreement”), in exchange for an undertaking to make certain specified payments over time;

WHEREAS, DGIN subsequently assigned its right to receive payments under the Undertaking Agreement to DH in exchange for a promissory note (the “DH Note”) in the amount of $1.25 billion that matures in 2027 and bears annual interest at a rate of 4.24%, payable upon maturity, and as a condition to Dynegy’s consent to such assignment, the undertaking was amended and restated to be, among other things, an obligation of Dynegy to DH (as amended and restated, the “Undertaking Agreement”);

WHEREAS, on September 21, 2011, an ad hoc committee of holders of the Senior Notes commenced an action in New York State Supreme Court against, among others, DH, Dynegy and certain of their non-Debtor affiliates (Avenue Investments, L.P., et al. v. Dynegy Inc., et al., Index No. 652599/2011 (N.Y. County), the “Noteholder Litigation”);

WHEREAS, on September 27, 2011, the Lease Trustee, at the direction of certain Lease Certificate Holders, commenced an action in New York State Supreme Court against, among others, DH, Dynegy, and certain of their non-Debtor affiliates (The Successor Lease Indenture Trustee, et al. v. Dynegy Inc., et al., Index No. 652642/2011 (N.Y. County), the “Lease Indenture Trustee Litigation”);

WHEREAS, on October 31, 2011, defendants in the Noteholder Litigation and Lease Indenture Trustee Litigation filed motions to dismiss such proceedings, alleging, among other things, that the plaintiffs lacked standing, that the court lacked personal jurisdiction over some of the defendants, and that the complaints failed to state a claim upon which relief could be granted;

WHEREAS, on November 4, 2011, certain of the PSEG Entities commenced an action in New York State Supreme Court against, among others, DH, Dynegy and certain of their non-Debtor affiliates (Resources Capital Management Corp., et al. v. Dynegy Inc., et al., Index No. 653067/11 (N.Y. County), the “PSEG Litigation” and together with the Noteholder Litigation and Lease Indenture Trustee Litigation, the “Prepetition Litigation”);

WHEREAS, plaintiffs in the Prepetition Litigation challenged the transfer by DGIN of the outstanding membership interests of Dynegy Coal Holdco to Dynegy, alleging, among other things, that the challenged transfer constituted a fraudulent conveyance under New York law, a breach of contract, or, in the alternative, an unlawful dividend or distribution, and they also asserted causes of action for breach of fiduciary duties against the directors of Dynegy and the managers of DH and DGIN, and sought to pierce the corporate veil between Dynegy, DH and DGIN;

WHEREAS, on November 7, 2011 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), and each thereby commenced a chapter 11 case, which are jointly administered under Case No. 11-38111 (CGM) (the “Chapter 11 Cases”);

WHEREAS, also on the Petition Date, the Debtors filed a motion with the Bankruptcy Court seeking entry of an order authorizing the Debtors to reject the Facility Leases and certain of the other Lease Documents, nunc pro tunc to the Petition Date (the “Rejection Motion”) [Dkt. No. 5];

WHEREAS, following the Petition Date, the parties thereto agreed to stay the Prepetition Litigation pending the Chapter 11 Cases;

WHEREAS, on November 11, 2011, the Lease Trustee commenced an adversary proceeding against Dynegy Danskammer, Dynegy Roseton and DH (Adversary Proceeding No. 11-09083, the “Adversary Proceeding”) seeking, among other things, a declaratory judgment that the claims asserted by the Lease Trustee against those Debtors were not subject to a cap on lease rejection damages pursuant to section 502(b)(6) of the Bankruptcy Code;

WHEREAS, on November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code [Dkt. No. 48];

WHEREAS, on November 18, 2011, certain of the PSEG Entities filed a motion for entry of an order dismissing the Chapter 11 Cases (the “Motion to Dismiss”) [Dkt. No. 92];

WHEREAS, on December 13, 2011, the Debtors, Dynegy and the PSEG Entities entered into a binding term sheet (the “PSEG Settlement”) to settle and resolve certain issues and disputes in lieu of further litigation regarding the Facility Leases, the Rejection Motion, the Motion to Dismiss, the PSEG Litigation, and the parties’ rights and claims arising under the Facility Leases, the Lease Guarantees and the other Lease Documents, including, without limitation, their rights and claims under those certain Tax Indemnity Agreements, dated in each case as of May 8, 2001, between Dynegy Danskammer and certain of the PSEG Entities and between Dynegy Roseton and certain of the PSEG Entities;

WHEREAS, on December 20, 2011 (as amended on December 28, 2011), the Bankruptcy Court entered a stipulated order (the “PSEG Stipulated Order”) [Dkt. Nos. 227 & 273], among other things, (a) approving the rejection of certain of the Lease Documents, subject to, among other things, continued litigation over, and later determination of, the effective date of the rejection and the amount of the damage claim arising from the rejection, and preservation of all parties’ rights with respect to the claims and contentions raised in the Adversary Proceeding, and (b) subject to the reservation of certain rights by the Lease Trustee with respect to the PSEG Settlement, approving the Debtors’ entry into the PSEG Settlement as set forth in that certain term sheet attached as Exhibit A to the PSEG Stipulated Order, including the allowance of a $110 million unsecured claim against DH in favor of RCM (the “TIA Claim”) and a $7.5 million cash payment paid by Dynegy to RCM within five days of the entry of the PSEG Stipulated Order;

WHEREAS, (a) on December 29, 2011, the Bankruptcy Court entered an order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner (the “Examiner”), (b) on January 11, 2012, the United States Trustee for Region 2 appointed Susheel Kirpalani to serve as Examiner [Dkt. No. 308], and (c) on January 12, the Bankruptcy Court entered an order approving the appointment of Mr. Kirpalani as Examiner;

WHEREAS, on January 4, 2012, the PSEG Entities, pursuant to the PSEG Settlement as approved by the PSEG Stipulated Order, withdrew their Motion to Dismiss;

WHEREAS, on January 25, 2012, DH, Dynegy Roseton and Dynegy Danskammer filed in the Adversary Proceeding an answer and counterclaims against the Lease Trustee;

WHEREAS, on March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from the Prepetition Restructurings involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”);

WHEREAS, on March 12, 2012, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner, in his capacity as mediator under the Examiner Order;

WHEREAS, the Parties to the May 1 Settlement Agreement (as defined below), as well as the Creditors’ Committee and certain other parties, engaged in numerous negotiation sessions mediated by the Examiner;

WHEREAS, on March 28, 2012, CQS filed the CQS Trustee Motion;

WHEREAS, on March 28, 2012 and April 18, 2012, Claren Road filed the Claren Road Trustee Motions;

WHEREAS, on May 1, 2012, Dynegy, DGIN, Dynegy Coal Holdco, the Debtors, the Consenting Senior Noteholders, the PSEG Entities, and the Lease Trustee executed that certain Settlement Agreement dated as of May 1, 2012 (the “May 1 Settlement Agreement”) and filed the Settlement Approval Motion seeking approval thereof [Dkt No. 640] (the “Settlement Approval Motion”);

WHEREAS, subsequent to the execution of the May 1 Settlement Agreement and the filing of the Settlement Approval Motion, certain of the Parties to the May 1 Settlement Agreement, as well as the Creditors’ Committee, engaged in additional negotiation sessions with the Consenting Sub Debt Holders and the Subordinated Notes Indenture Trustee mediated by the Examiner;

WHEREAS, on May 17, 2012, Claren Road filed the Claren Road Notice of Appeal;

WHEREAS, on May 22, 2012, Claren Road, CQS and the Subordinated Notes Indenture Trustee each filed an objection to the Settlement Approval Motion;

WHEREAS, if the Prepetition Litigation, the Adversary Proceeding and/or litigation regarding the Settlement Approval Motion and objections thereto, the Trustee Motions and the Claren Road Notice of Appeal were to proceed (and additional potential litigation between and among the Parties is commenced), there is uncertainty about the outcome for all Parties and the Parties may incur significant costs and suffer significant delay in resolving their claims through the Prepetition Litigation, the Adversary Proceeding and in resolving the Settlement Approval Motion and objections thereto, the Trustee Motions and the Claren Road Notice of Appeal (and additional litigation that may be commenced between and among the Parties);

WHEREAS, the Parties seek to avoid the risks, inordinate cost and delay of litigating the Prepetition Litigation, the Trustee Motions, the Adversary Proceeding, the Settlement Approval

Motion and the Claren Road Notice of Appeal (and additional litigation that may be commenced between and among the Parties);

WHEREAS, as a result of extensive arm’s-length negotiations through the mediation process, the Parties have resolved to enter into this Settlement Agreement to settle all disputes, claims and causes of action (i) between DH, on the one hand, and Dynegy, on the other hand, including, among other things, any arising with respect to the transfer of Dynegy Coal Holdco to Dynegy, as well as any and all other potential claims and causes of action described in the Examiner Report, and (ii) between and among the Parties, relating, among other things, to the facts alleged and the claims and counterclaims asserted, in the Prepetition Litigation, the Adversary Proceeding, the Settlement Approval Motion and objections thereto, the Trustee Motions and the Claren Road Notice of Appeal and in any additional litigation that could be commenced between and among the Parties with respect to the subject matter thereof;

WHEREAS, the Parties wish to pursue a sale of the Roseton and Danskammer Facilities (as defined below) in their entireties to maximize the value of such assets; and

WHEREAS, simultaneous with the execution of this Settlement Agreement, the Parties to this Settlement Agreement (other than the Lease Trustee and the Subordinated Notes Indenture Trustee) and the Consenting Lease Certificate Holders also entered into: (i) the Amended and Restated Plan Support Agreement attached hereto as Annex A (the “Plan Support Agreement”), pursuant to which such Parties agree, subject to the terms and conditions of the Plan Support Agreement to, as applicable, pursue or support a plan of reorganization containing the terms and conditions set forth in the Plan Support Agreement and as otherwise agreed upon by the Parties; and (ii) the Dynegy Entity Joinder (as defined below), pursuant to which certain subsidiaries of Dynegy, which are not Parties to this Settlement Agreement, agree to join in and be bound by, and entitled to the benefits of, Sections II.h, II.i., II.j. and II.k. of this Settlement Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I.                                        Definitions.  As used in this Settlement Agreement and for purposes of this Settlement Agreement only, the following terms have the following meanings; provided, that other capitalized terms used but not otherwise defined in this Settlement Agreement shall have the meanings ascribed to such terms in the Existing Plan:

“Ad Hoc Senior Noteholder Committee” means the Consenting Senior Noteholders that are members of an ad hoc group of holders of Senior Notes.

“Adversary Proceeding” has the meaning ascribed to it in the Recitals.

“Approval Order” means an order of the Bankruptcy Court approving this Settlement Agreement and the compromise and settlement memorialized herein among the Parties, the proposed form of which is attached as Annex D hereto, and which shall, among other things, order the following:  “Notwithstanding anything in this Order or the Settlement Agreement to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Order and the Settlement Agreement, in the event that (i) a court of competent jurisdiction enters a final order ruling that this Order or any of the transactions contemplated hereby or in the Settlement Agreement are void, invalid, illegal or unenforceable in any material respect, (ii) any of the transactions contemplated by this Order or the Settlement Agreement are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) this Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Order (other than this paragraph 23) and the Settlement Agreement (other than Section III.y. thereof) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Settlement Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Settlement Parties that were the subject of this Order and the Settlement Agreement prior to this Order and the Settlement Agreement being of no force or effect.”

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York, New York are required or authorized by law or governmental action to close.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Claim” or “Claims”, as applicable, has the meaning set forth in section 101(5) of the Bankruptcy Code (and, for the avoidance of doubt, shall not include any Equity Interests).

“Claren Road” has the meaning ascribed to it in the Preamble.

“Claren Road Notice of Appeal” means the Notice of Appeal of Order Denying Public Access to Judicial Documents filed on May 17, 2012 [Dkt No. 699].

“Claren Road Settlement Objection” means the Objection of Claren Road Asset Management, LLC to Debtors’ Motion for Approval of Settlement Between the Debtors and the Settlement Parties Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure filed on May 22, 2012 [Dkt No. 714].

“Claren Road Trustee Motions” means (i) the Joinder of Claren Road Asset Management, LLC in Support of Motion of the United States Trustee for an Order Directing the Appointment of a Chapter 11 Trustee Pursuant to Section 1104 of the Bankruptcy Code filed on March 28, 2012 [Dkt No. 554]; and (ii) the Motion of Claren Road Asset Management, LLC for an Order Directing the Appointment of a Chapter 11 Trustee Pursuant to Section 1104 of the Bankruptcy Code filed on April 18, 2012 [Dkt No. 590].

“CoalCo Credit Facility” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Combination” has the meaning ascribed to it in the Plan Support Agreement.

“Conforming Plan” has the meaning ascribed to it in the Plan Support Agreement.

“Consenting Lease Certificate Holders” means the beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Lease Certificates that have executed the Plan Support Agreement.

“Consenting Senior Noteholders” has the meaning ascribed to it in the Preamble.

“Consenting Sub Debt Holders” has the meaning ascribed to it in the Preamble.

“CQS” has the meaning ascribed to it in the Preamble.

“CQS Settlement Objection” means DO S1 Limited’s Objection to Debtors’ Motion for Approval of Global Settlement Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure filed on May 22, 2012 [Dkt No. 715].

“CQS Trustee Motion” means DO S1 Limited’s Joinder to Motion of United States Trustee for Order Directing Appointment of a Chapter 11 Trustee Pursuant to Section 1104 of the Bankruptcy Code filed on March 28, 2012 [Dkt No. 556].

“Creditors’ Committee” means the Official Committee of Creditors Holding Unsecured Claims appointed in the Chapter 11 Cases.

“Danskammer/Roseton OL Independent Manager” has the meaning ascribed to it in Section III.z.

“Danskammer Facility Lease” means the Facility Lease Agreement dated as of May 8, 2001, between Danskammer OL, LLC, as Owner Lessor, and Dynegy Danskammer, as Facility Lessee, pertaining to Units 3 and 4 of the Danskammer Power Station in Newburgh, New York.

“Danskammer Lease Documents” means (a) the Participation Agreement, dated as of May 1, 2001 (the “Danskammer Participation Agreement”), among Dynegy Danskammer, Danskammer OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Danskammer OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee, and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Danskammer Facility Lease, and (c) the other “Operative Documents” as defined in Appendix A to the Danskammer Participation Agreement.

“Danskammer Participation Agreement” has the meaning ascribed to it in the definition of “Danskammer Lease Documents.”

“DCH Membership Interests” has the meaning ascribed to it in Section II.a.

“Debtors” has the meaning ascribed to it in the Preamble.

“DGIN” has the meaning ascribed to it in the Preamble.

“DH” has the meaning ascribed to it in the Preamble.

“DH Note” has the meaning ascribed to it in the Recitals.

“DH Released Parties” has the meaning ascribed to it in Section II.i.

“DH Releasing Parties” has the meaning ascribed to it in Section II.h.

“DIP Credit Facility” has the meaning ascribed to it in Section II.d.

“Disclosure Certificate” has the meaning ascribed to it in Section III.c.

“DNE” has the meaning ascribed to it in the Preamble.

“Dynegy” has the meaning ascribed to it in the Preamble.

“Dynegy Administrative Claim” has the meaning ascribed to it in Section II.a.

“Dynegy and Debtor Releasing Parties” has the meaning ascribed to it in Section II.j.

“Dynegy CoalCo” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Dynegy Coal Holdco” has the meaning ascribed to it in the Preamble.

“Dynegy Danskammer” has the meaning ascribed to it in the Preamble.

“Dynegy Entity Joinder” means the Joinder Agreement, in the form attached hereto as Annex B.

“Dynegy GasCo” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Dynegy Released Parties” has the meaning ascribed to it in Section II.h.

“Dynegy Releasing Parties” has the meaning ascribed to it in Section II.k.

“Dynegy Roseton” has the meaning ascribed to it in the Preamble.

“Equity Interests” means all shares of capital stock, beneficial, partnership or membership interests, participations or other equivalents of a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and including all warrants, options, securities or other instruments convertible into or exchangeable for any of the foregoing, or other rights to purchase any of the foregoing.

“Examiner” has the meaning ascribed to it in the Recitals.

“Examiner Order” has the meaning ascribed to it in the Recitals.

“Examiner Report” has the meaning ascribed to it in the Recitals.

“Existing Plan” means the proposed Second Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc., filed with the Bankruptcy Court on March 5, 2012 [Dkt. No. 473].

“Facilities” has the meaning ascribed to it in Section II.d.

“Facility Leases” means, collectively, the Danskammer Facility Lease and the Roseton Facility Lease.

“FERC” has the meaning ascribed to it in Section II.d.

“GasCo Credit Facility” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Guaranty Claim” has the meaning ascribed to it in Section II.d.

“GUC Carveout” has the meaning ascribed to in Section II.d.

“Hudson” has the meaning ascribed to it in the Preamble.

“Intercompany Receivable” means the affiliate receivable balance that has been recorded and adjusted over time and held by DH from Dynegy, and which has historically been classified within equity by DH, as described in Note 15 of DH’s consolidated financial statements for the period from November 8, 2011 through December 31, 2011 included in Dynegy’s Annual Report on Form 10-K filed with the Securities & Exchange Commission on March 8, 2012.

“Lease Administrative Claims” has the meaning ascribed to it in Section II.d.

“Lease Certificate Holders” means the holders of the Lease Certificates.

“Lease Certificates” means those certain pass-through trust certificates evidencing fractional undivided interests in the pass through trust established pursuant to the Pass Through Trust Agreement and which, among other things, holds the outstanding notes issued by Roseton OL LLC and Danskammer OL LLC, as owner lessors, under the Lease Indentures.

“Lease Documents” means the Danskammer Lease Documents and the Roseton Lease Documents.

“Lease Guarantees” means, collectively, (i) that certain Guaranty, dated as of May 1, 2001, made by DH, as Guarantor, with respect to the Danskammer Facility Lease, and (ii) that certain Guaranty, dated as of May 1, 2001, made by DH, as Guarantor, with respect to the Roseton Facility Lease.

“Lease Indenture Trustee Litigation” has the meaning ascribed to it in the Recitals.

“Lease Indentures” means the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Roseton Units 1 and 2, dated as of May 8, 2001, and the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Danskammer Units 3 and 4, dated as of May 8, 2001.

“Lease Trustee” has the meaning ascribed to it in the Preamble.

“Lessor Claims” has the meaning ascribed to it in Section II.d.

“Lessor Recovery Cap” has the meaning ascribed to it in Section II.d.

“Loomis” has the meaning ascribed to it in the Preamble.

“Majority of the Consenting Senior Noteholders” means the Consenting Senior Noteholders (i) holding a majority of the aggregate principal amount of Senior Notes held by all Consenting Senior Noteholders and (ii) constituting not less than two of the Consenting Senior Noteholders.

“Majority of the Consenting Sub Debt Holders” means the Consenting Sub Debt Holders (i) holding a majority of the aggregate principal amount of Subordinated Notes Claims held by all Consenting Sub Debt Holders and (ii) constituting at least two of the Consenting Sub Debt Holders.

“May 1 Settlement Agreement” has the meaning ascribed to it in the Recitals.

“Membership Interest Purchase Agreement” has the meaning ascribed to it in the Recitals.

“Motion to Dismiss” has the meaning ascribed to it in the Recitals.

“NGC Trust” means the NGC Corporation Capital Trust I created under the Delaware Business Trust Act pursuant to the NGC Trust Declaration for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the trust and investing the proceeds thereof in the Subordinated Notes, and engaging in only those other activities necessary, advisable or incidental thereto.

“NGC Trust Capital Income Securities” means those certain Series B 8.316% Subordinated Capital Income Securities due 2027 in the initial aggregate principal amount of $200,000,000, issued by the NGC Trust pursuant to the NGC Trust Declaration.

“NGC Trust Capital Income Securities Guarantee” means that certain Capital Securities Guarantee Agreement between DH (f/k/a NGC Corporation) and First National Bank of Chicago, as Capital Securities Guarantee Trustee (as amended, restated and supplemented through the Petition Date) for the benefit of the holders of the NGC Trust Capital Income Securities.

“NGC Trust Common Securities” means those certain 8.316% Common Securities due 2027 in the initial principal amount of $6,200,000, issued by the NGC Trust pursuant to the NGC Trust Declaration.

“NGC Trust Declaration” means the Declaration of Trust dated as of May 20, 1997, which created the NGC Trust (as such Declaration of Trust was amended and restated on May 28, 1997, and as thereafter amended, restated and supplemented through the Petition Date).

“Noteholder Litigation” has the meaning ascribed to it in the Recitals.

“Noteholder RSA” means that certain Restructuring Support Agreement, dated November 7, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein), as amended from time to time thereto, and as amended and restated by that certain Amended and Restated Restructuring Support Agreement, dated December 26, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein).

“NYPSC” has the meaning ascribed to in Section II.d.

“Party” or “Parties” have the meanings ascribed to them in the Preamble.

“Pass Through Trust Agreement” means the Roseton-Danskammer 2001-Series B Pass Through Trust Agreement, dated as of May 1, 2001.

“Petition Date” has the meaning ascribed to it in the Recitals.

“Plan Effective Date” means the date on which all conditions to consummation of the Conforming Plan have been satisfied (or waived, to the extent such conditions can be waived pursuant to the terms of the Conforming Plan) and the Conforming Plan becomes effective.

“Plan Support Agreement” has the meaning ascribed to it in the Recitals.

“Prepetition Litigation” has the meaning ascribed to it in the Recitals.

“Prepetition Restructurings” means the prepetition transactions involving Dynegy and certain of its direct and indirect subsidiaries pursuant to which, among other things:  (a)  Dynegy and certain of its direct and indirect subsidiaries completed an internal reorganization which eliminated their regional organizational structure and created separate coal-fueled power generation and gas-fueled power generation units whereby (i) substantially all of Dynegy’s indirectly owned coal-fired power generation facilities were held by its indirect subsidiary Dynegy Midwest Generation, LLC (“Dynegy CoalCo”), (ii) substantially all of Dynegy’s indirectly owned natural gas-fueled power generation facilities were held by its indirect subsidiary Dynegy Power, LLC (“Dynegy GasCo”), and (iii) all of Dynegy’s indirect ownership interests of DNE were held by DH (formerly, Dynegy Holdings Inc.); (b) Dynegy GasCo and its parent Dynegy Gas Investments Holdings, LLC, each non-Debtor subsidiaries of DH, entered into a $1.1 billion, five-year senior secured term loan facility (the “GasCo Credit Facility”), and

Dynegy CoalCo and its parent Dynegy Coal Investments Holdings, LLC, each non-Debtor subsidiaries of DH, entered into a $600 million, five-year senior secured term loan facility (the “CoalCo Credit Facility”), and in each case applied the proceeds from such credit agreements as permitted by such agreements, including to repay the outstanding indebtedness under DH’s existing senior secured credit agreement; and (c) Dynegy entered into the Membership Interest Purchase Agreement, in exchange for an undertaking by Dynegy to make certain specified payments to DGIN over time, DGIN subsequently assigned its right to receive payments under such undertaking to DH in exchange for the DH Note, and Dynegy and DH entered into the Undertaking Agreement.

“PSEG Entities” has the meaning ascribed to it in the Preamble.

“PSEG Litigation” has the meaning ascribed to it in the Recitals.

“PSEG Settlement” has the meaning ascribed to it in the Recitals.

“PSEG Stipulated Order” has the meaning ascribed to it in the Recitals.

“RCM” has the meaning ascribed to it in the Preamble.

“Rejection Motion” has the meaning ascribed to it in the Recitals.

“R&D Claims” has the meaning ascribed to it in Section II.d.

“Roseton Facility Lease” means the Facility Lease Agreement, dated as of May 8, 2001, between Roseton OL LLC, as Owner Lessor, and Dynegy Roseton, as Facility Lessee, pertaining to Units 1 and 2 of the Roseton Power Station in Newburgh, New York.

“Roseton Lease Documents” means, collectively, (a) the Participation Agreement, dated as of May 1, 2001 (the “Roseton Participation Agreement”), among Dynegy Roseton, Roseton OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Roseton OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Roseton Facility Lease, and (c) the other “Operative Documents” as defined in Appendix A to the Roseton Participation Agreement.

“Roseton Participation Agreement” has the meaning ascribed to it in the definition of “Roseton Lease Documents.”

“Senior Notes” means the 8.750% Senior Notes due 2012, the 7.50% Senior Unsecured Notes due 2015, the 8.375% Senior Unsecured Notes due 2016, the 7.125% Senior Debentures due 2018, the 7.75% Senior Unsecured Notes due 2019, and the 7.625% Senior Debentures due 2026, in each case issued by DH under the Senior Notes Indenture.

“Senior Notes Indenture” means that certain Indenture, dated as of September 26, 1996, restated as of March 23, 1998, and amended and restated as of March 14, 2001, between DH

(f/k/a Dynegy Holdings Inc.) and Bank One Trust Company, National Association, as Trustee (as amended, restated and supplemented through the Petition Date).

“Senior Notes Indenture Trustee” means Wilmington Trust, National Association, as indenture trustee under the Senior Notes Indenture.

“Settlement Agreement” has the meaning ascribed to it in the Preamble.

“Settlement Approval Motion” has the meaning ascribed to it in the Recitals.

“Settlement Effective Date” has the meaning ascribed to it in Section III.a.

“Settling Claimant Fee Recipients” has the meaning ascribed to it in Section II.e.

“Settling Claimant Released Parties” has the meaning ascribed to it in Section II.j.

“Settling Claimant Releasing Parties” has the meaning ascribed to it in Section II.i.

“Settling Claimants” has the meaning ascribed to it in the Preamble.

“Subordinated Notes” means those certain Series B 8.316% Subordinated Deferrable Interest Debentures due 2027 in the initial aggregate principal amount of $206,200,000, issued by DH under the Subordinated Notes Indenture.

“Subordinated Notes Claims” means all Claims against DH (and the Surviving Entity, as applicable) arising under or based upon the Subordinated Notes Indenture, Subordinated Notes, NGC Trust Capital Income Securities, NGC Trust Common Securities or NGC Trust Capital Income Securities Guarantee.

“Subordinated Notes Indenture” means that certain Subordinated Debenture Indenture between DH (f/k/a NGC Corporation) and First National Bank of Chicago, as Debenture Trustee, dated as of May 28, 1997 (as amended, restated and supplemented through the Petition Date).

“Subordinated Notes Indenture Trustee” means Wells Fargo, as successor indenture trustee under the Subordinated Notes Indenture.

“Surviving Entity” has the meaning ascribed to it in the Plan Support Agreement.

“TIA Claim” has the meaning ascribed to it in the Recitals.

“Trustee Motions” means the Claren Road Trustee Motion and CQS Trustee Motion.

“Undertaking Agreement” has the meaning ascribed to it in the Recitals.

“Warrant Agreement” means that certain Warrant Agreement, to be dated as of the Plan Effective Date, governing the Warrants, which shall be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee.

“Warrants” means the warrants to be issued pursuant to the Warrant Agreement entitling holders thereof to purchase an aggregate of 13.5% of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other equity interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates), for an exercise price determined based on a net equity value of the Surviving Entity of $4 billion (assuming that the Conforming Plan provides for a cash payment to unsecured creditors of DH of no less than $200 million), and containing customary anti-dilution adjustments.

“Wells Fargo” has the meaning ascribed to it in the Preamble.

“Wells Fargo Settlement Objection” means the Initial Objection of Wells Fargo Bank, N.A., in its capacity as Subordinated Notes Indenture Trustee, to the Debtors’ Motion for Approval of Settlement Between the Debtors and the Settlement Parties Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure filed on May 22, 2012 [Dkt No. 716].

II.                                   Settlement Terms

a.                                      The Transfer of the DCH Membership Interests.

(i)                                     On the Settlement Effective Date, Dynegy shall assign, transfer and deliver or cause to be assigned, transferred and delivered (as a capital contribution or otherwise) to DH or DGIN (as determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee) and DH or DGIN, as applicable, shall receive from Dynegy, 100% of the outstanding Equity Interests of Dynegy Coal Holdco (the “DCH Membership Interests”), free and clear of all liens.  Upon consummation of the receipt and assignment, transfer and delivery of the DCH Membership Interests as provided above, DH shall own, directly or indirectly, all of the DCH Membership Interests.

(ii)                                  In full consideration for the receipt by DH or DGIN, as applicable, of the DCH Membership Interests from Dynegy (and Dynegy’s agreements contained in Section 2 of the Plan Support Agreement), (a) Dynegy shall have an allowed administrative claim pursuant to sections 503(b) and 507(a) of the Bankruptcy Code in an unliquidated amount against DH in the Chapter 11 Cases (the “Dynegy Administrative Claim”), (b) the Prepetition Litigation and the Adversary Proceeding shall be dismissed with prejudice pursuant to Sections f. and g. hereof, and (c) the Parties shall issue and receive the releases set forth in Sections II.h., i., j., and k. hereof.  The Parties hereby agree as among themselves that the Dynegy Administrative Claim shall be satisfied in full under the Conforming Plan by the following consideration: (1) newly issued common shares of the Surviving Entity equal to one percent (1%) of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date, subject to dilution by the Warrants and any options, restricted stock or other Equity Interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates, (2) the Warrants (clauses (1) and (2) together, the “Equity Consideration”) and (3) the Dynegy Released Parties being released as described in Section 2 of the Plan Support Agreement.  If the Conforming Plan is not confirmed, then the amount of the Dynegy Administrative Claim may, to the extent not agreed upon by the Parties and the Creditors’ Committee, at the request of any of the Parties be determined by an arbitration proceeding (which arbitration proceeding shall (I) unless otherwise specified herein, be conducted pursuant to the rules of the American Arbitration Association, (II) include the Parties and the Creditors’ Committee, (III) be heard not later than thirty (30) days from the date any Party requests such arbitration proceeding, and (IV) be decided not later than forty-five (45) days from the date any Party requests such arbitration proceeding), such amount to be equal to the value of the Equity Consideration as if the Conforming Plan had been confirmed, but in any event, not less than $70 million nor more than $130 million, which amount shall be entitled to payment in cash in full on the effective date of any plan for DH, unless otherwise agreed by Dynegy; provided that if the Conforming Plan is not confirmed because (1) Dynegy breached the Plan Support Agreement, Dynegy terminated its obligations under the Plan Support Agreement pursuant to Section 12(b)a. through f. thereof, or any Party terminates the Plan Support Agreement pursuant to Section 12(b)g. or h. thereof or (2) Dynegy and DH are unable to be combined other than as a result of any action or any inaction on the part of DH, then (x) the determination of the amount of the Dynegy Administrative Claim shall take into account (and shall be reduced in respect of) any value lost by DH as a result of the failure of Dynegy and DH to be combined and (y) the Dynegy Administrative Claim (as reduced) may be satisfied with plan securities (including the Equity Consideration with any necessary adjustments) or other non-cash consideration of equivalent value as determined by the Bankruptcy Court in connection with confirmation of any DH plan.  Prior to the Combination, Dynegy shall assign or otherwise transfer the Dynegy Administrative Claim (x) to a trust established to hold and distribute the proceeds of the Dynegy Administrative Claim or (y) in some other efficient manner determined by Dynegy, in each case for the benefit of the holders of Dynegy’s common stock; provided, that in the event such transfer of the Dynegy Administrative Claim shall occur prior to the confirmation of the Conforming Plan, the material documentation necessary to effect such transfer shall be subject to the prior review of, and shall be in form and substance reasonable acceptable to DH, a Majority of the Consenting Senior Noteholders, the Lease Trustee and the Creditors’ Committee.  For the avoidance of doubt, nothing contained herein shall constitute Bankruptcy Court approval of the proposed treatment of the Dynegy Administrative Claim for purposes of section 1129 of the Bankruptcy Code, which shall remain subject to further order of the Bankruptcy Court.

b.                                      Termination of the Undertaking Agreement and the DH Note.  Upon the occurrence of the Settlement Effective Date, the Undertaking Agreement and the DH Note shall each be terminated and there shall be no further obligations thereunder.

c.                                       Transfer of Cash; Undertaking Agreement Payments.

(i)                                     As of May 1, 2012, on an unconsolidated basis, Dynegy held cash and cash equivalents in the amount of $17.2 million and, from and after the date thereof and hereof, each of Dynegy and Dynegy Coal Holdco agrees that it has not and will not transfer, directly or indirectly, any cash or other assets from Dynegy Coal Holdco or its subsidiaries to Dynegy; provided, that Dynegy Coal Holdco and its subsidiaries shall, (x) subject to any restrictions contained in the CoalCo Credit Facility, be permitted to transfer to Dynegy, on or prior to the Settlement Effective Date, the amounts required to (1) make any payments (or to reimburse Dynegy for any payments under this clause (1) from Dynegy cash not upstreamed from Dynegy Coal Holdco or its subsidiaries) required under Section II.e. of this Settlement Agreement, (2) make payments of expenses of Dynegy related to the Chapter 11 Cases and the Conforming Plan, and (3) pay the fees and expenses of its professionals and advisors; provided, that such professional fees and expenses shall not exceed a reasonable estimate thereof to be provided to Dynegy (with copies to the other Parties and the Creditors’ Committee) no later than five (5) Business Days prior to the Settlement Effective Date and (y) continue to be permitted to make payments to Dynegy in the ordinary course required to be made pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings in August 2011, so long as such amounts are either transferred by Dynegy to Dynegy Administrative Services Company for purposes of facilitating payments or reimbursements under such agreements or used by Dynegy in accordance with any such tax sharing agreement.

(ii)                                  Effective May 1, 2012, the Undertaking Agreement was amended such that any payments owing from Dynegy to DH under the Undertaking Agreement shall instead be made directly by Dynegy Coal Holdco on behalf of Dynegy.  The Undertaking Agreement is not otherwise amended by this Section II.c.(ii).  The Parties hereto hereby acknowledge and agree to this amendment to the Undertaking Agreement.

d.                                      Lease Claims.

(i)                                     Allowed Claims.  The Lease Trustee, as indenture trustee for the Lease Certificate Holders, will be granted the following allowed claims in the Chapter 11 Cases (subject to the limitations set forth below):  (1) a senior unsecured claim equal to $540,000,000 against DH on account of all claims arising under or relating to the Lease Guarantees or otherwise under any of the other Lease Documents (the “Guaranty Claim”); (2) an unsecured claim equal to $454,717,690 against Dynegy Roseton on account of all claims arising under or relating to the Roseton Facility and Roseton Lease Documents; (3) an unsecured claim equal to $85,282,310 against Dynegy Danskammer on account of all claims arising under or relating to the Danskammer facility and Danskammer Lease Documents (the claims set forth in the preceding clauses (2) and (3), the “R&D Claims”); (4) an administrative expense claim against Dynegy Roseton on account of postpetition accrued rent, plus additional amounts that may accrue thereafter pursuant to the Roseton Lease Documents (equal to $42,176,760); and (5) an administrative expense claim against Dynegy Danskammer on account of postpetition accrued rent, plus additional amounts that may accrue thereafter pursuant to the Danskammer Lease Documents (equal to $3,154,179) (the claims set forth in the preceding clauses (4) and (5), the “Lease Administrative Claims,” and together with the claims set forth in the preceding clauses (1), (2) and (3), the “Lessor Claims”).  Other than any claims for trustee and professional fees in the Chapter 11 Cases as described herein or in the Plan Support Agreement, under no circumstances will the Lease Trustee or the Lease Certificate Holders be entitled to any administrative claims against DH, and the only claims of the Lease Trustee or the Lease Certificate Holders to be allowed as against DH shall be the Guaranty Claim.

(ii)                                  Lessor Recovery Cap.  The aggregate recovery of the Lease Trustee and the Lease Certificate Holders (exclusive of the amounts received on account of trustee and professional fees and expenses) on the Lessor Claims shall be capped at $571,507,840 (the “Lessor Recovery Cap”).  If the Lease Trustee receives aggregate distributions on account of the Lessor Claims or as proceeds from the sale of the Facilities described in Section II.d.(iv) below in excess of the Lessor Recovery Cap, the Lease Trustee shall immediately turn over any such excess distributions received by the Lease Trustee to DH for distribution to the other holders of Allowed General Unsecured Claims against DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH); provided, that the Lease Trustee (on behalf of itself and the Lease Certificate Holders) shall disclaim any right to a distribution of any amounts turned over to DH pursuant to this subsection (ii) in its capacity as a general unsecured creditor of DH, and shall turn over any such distribution it receives to DH for distribution to the other creditors of DH in accordance with the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH).  For the purpose of this subsection (ii), the value of any securities distributed in respect of the Lessor Claims shall be determined based on (a) a net equity value of Dynegy of $2,825,000,000, being the midpoint of the equity valuation of Dynegy prepared by Lazard Frères & Co. LLC and filed as Exhibit F to the disclosure statement for the Existing Plan filed on March 6, 2012 [Dkt. No. 472], if such securities are issued by the Surviving Entity; and (b) the mid-point enterprise valuation of Dynegy Roseton or Dynegy Danskammer, as applicable, to the extent set forth in any approved disclosure statement and/or confirmed plan of reorganization or liquidation for such entities, if such securities are issued by Dynegy Danskammer or Dynegy Roseton.

(iii)                               Sale of Roseton and Danskammer Facilities.  The Debtors, with the cooperation of the PSEG Entities (which cooperation shall include, without limitation, taking any and all actions necessary to effect a transfer of title in connection with any sale), shall use their commercially reasonable efforts to sell the Roseton and Danskammer power generation facilities (including all of the power generation units and other structures and equipment, the related land and all other assets related to the operation thereof) (all such assets together, the “Facilities”), including all of the Debtors’ and the PSEG Entities’ interests in the Facilities, as soon as reasonably practicable; provided, that neither the Debtors nor the PSEG Entities shall execute a binding sale agreement or related ancillary agreements with respect to the Facilities (or any portion thereof) without the prior written consent of the Lease Trustee and the Creditors’ Committee (if in existence) and without prior consultation with the Consenting Senior Noteholders, which consent and consultation shall not be unreasonably withheld, delayed, or conditioned.  The terms of any sale process shall be mutually agreed upon among the Debtors, the Creditors’ Committee (if in existence), RCM and the Lease

Trustee, shall be contingent on receipt of all required regulatory approvals, and shall include the following:

1.                                      in any sale of the PSEG Entities’ interests in the Roseton Facility together with the Debtors’ interests in such Facility, the consideration to be attributed to the PSEG Entities’ interests shall equal the product of the percentage of PSEG Entities’ interests in such Facility (based on the value of the PSEG Entities’ interests in such Facility) and the total consideration for such Facility; provided, that the percentages of the PSEG Entities’ and the Debtors’ respective interests in such Facility shall be determined by and among the Debtors, the PSEG Entities, the Creditors’ Committee and the Lease Trustee, in consultation with the Consenting Senior Noteholders, based on the values of the Debtors’ and the PSEG Entities’ respective interests in such Facility, and in the event of any dispute, the Bankruptcy Court shall have jurisdiction to resolve such dispute;

2.                                      in any sale of the PSEG Entities’ interests in the Danskammer Facility together with the Debtors’ interests in such Facility, the consideration to be attributed to the PSEG Entities’ interests shall equal the product of the percentage of PSEG Entities’ interests in such Facility (based on the value of the PSEG Entities’ interests in such Facility) and the total consideration for such Facility; provided, that the percentages of the PSEG Entities’ and the Debtors’ respective interests in such Facility shall be determined by and among the Debtors, the PSEG Entities, the Creditors’ Committee and the Lease Trustee, in consultation with the Consenting Senior Noteholders, based on the values of the Debtors’ and the PSEG Entities’ respective interests in such Facility, and in the event of any dispute, the Bankruptcy Court shall have jurisdiction to resolve such dispute; and

3.                                      in any sale of the Roseton facility together with the Danskammer Facility, the portion of consideration to be attributed to the Roseton Facility and the portion of consideration to be attributed to the Danskammer Facility, with the consideration attributable to the PSEG Entities for each such Facility to be determined as set forth in clauses 1 and 2 immediately above, and with the Bankruptcy Court having jurisdiction to resolve any allocation dispute.

The Debtors, the Lease Trustee and the PSEG Entities agree to cooperate with one another with respect to obtaining all necessary regulatory approvals, including, without limitation, from the Federal Energy Regulatory Commission (“FERC”) and the New York Public Service Commission (“NYPSC”), for the transfer of ownership and operation of the Facilities in connection with any sale of the Facilities, including the making of joint or coordinated filings with FERC, the NYPSC, or any other regulatory body so as to ensure that all necessary regulatory approvals are obtained on a timely basis.

For the avoidance of doubt, no other transactions and no actions, obligations or rights of any of the Parties under this Agreement (including, without limitation, in respect of the transfer of the DCH Membership Interests, the termination of the Undertaking Agreement and DH Note, the dismissal of the Prepetition Litigation and the Adversary Proceeding, and the releases set forth in Sections II.h., II.i., II.j. and II.k. hereof) are or shall be conditioned upon the consummation of the proposed sale of the Facilities pursuant to this Section II.d.(iii).

(iv)                              Distribution of Proceeds from a Sale of the Facilities.  Any proceeds from a sale of any Facilities (or portion thereof) shall be distributed as follows:

1.                                      First, to the Debtors, to pay any and all reasonable and documented out-of-pocket fees and expenses incurred by the Debtors in connection with such sale; and

2.                                      Second, (a) that portion of the remaining proceeds attributable to the Debtors’ interests in the sold property to those Debtors holding such interests for distribution to their creditors (including, without limitation, to DH to repay any and all outstanding amounts owed to DH by Dynegy Danskammer and Dynegy Roseton pursuant to that certain Intercompany Revolving Loan Agreement by and among the borrower Debtors party thereto and DH, dated as of November 15, 2011, as amended (the “DIP Credit Facility”)); provided, that all such proceeds to be distributed to the Lease Trustee on account of the Lease Administrative Claims and/or the R&D Claims shall be in full and final satisfaction of such claims, but shall instead be distributed as follows:  first, to the other holders of allowed general unsecured claims against Dynegy Danskammer and Dynegy Roseton in an amount not to exceed $500,000 (the “GUC Carveout”), and second, to the Lease Trustee or DH in accordance with subclause (b) of this paragraph; and (b) that portion of the remaining proceeds attributable to the PSEG Entities’ interests in the sold property as follows:

A.                                    50% solely to the Lease Trustee; and

B.                                    50% to DH, to be distributed to holders of Allowed General Unsecured Claims against DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH); provided, that the Lease Trustee (on behalf of itself and the Lease Certificate Holders) shall disclaim any right to a distribution of the amounts paid to DH pursuant to this Section II.d.(iv) in its capacity as a creditor of DH, and shall turn over any such distribution it receives to DH for distribution to the other creditors of DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH).

Any distributions made to the Lease Trustee pursuant to Section II.d. of this Settlement Agreement shall be subject to, and shall be taken into account when determining, in all respects, the Lessor Recovery Cap.  For the avoidance of doubt, it is understood that in determining the amounts subject to the Lessor Recovery Cap, only proceeds of a Facilities sale received by the Lease Trustee for the benefit of the Lease Certificate Holders shall be included, and that any amounts that the Lease Trustee turns over to DH pursuant to Section II.d.(iv), clause second, of this Settlement Agreement shall not be taken into account in calculating the Lessor Recovery Cap.

(v)                                 Distribution Mechanics.  The means by which any proceeds from a sale of the Facilities (or portions thereof) are to be distributed pursuant to the waterfall set forth in Section II.d.(iv) above shall be determined by the Parties and the Creditors’ Committee and may include, among other things, distributions pursuant to a confirmed chapter 11 plan for Dynegy Roseton and Dynegy Danskammer.

e.                                       Fees and Expenses.  (i) On or prior to the Settlement Effective Date, Dynegy shall pay in cash all reasonable and documented prepetition and postpetition fees and expenses accrued through the Settlement Effective Date (or earlier date of payment, as applicable) of (1) the Lease Trustee, as successor lease indenture trustee and successor pass through trustee and its professionals and advisors (to the extent not previously paid by Dynegy pursuant to subsection (iii) below), (2) the Ad Hoc Senior Noteholder Committee and its professionals and advisors, (3) the other Consenting Senior Noteholders and their respective professionals and advisors, (4) the PSEG Entities and its professionals and advisors, (all of the entities in subclauses (1) through (4), the “Settling Claimant Fee Recipients”) (5) CQS and Claren Road and their respective professionals and advisors in an aggregate amount not to exceed $2,000,000 and (6) the Subordinated Notes Indenture Trustee, and its professionals and advisors, in an aggregate amount not to exceed $300,000, after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; (ii) after the Settlement Effective Date, Dynegy shall pay, on a monthly basis, all of the reasonable and documented fees and expenses (x) payable under subclause (i) but which remain outstanding after the Settlement Effective Date and (y) accrued on and after the Settlement Effective Date of the Settling Claimant Fee Recipients through the Plan Effective Date, in each case within fifteen (15) Business Days after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; provided, that no later than five (5) Business Days prior to the Settlement Effective Date, each of the Settling Claimant Fee Recipients shall provide Dynegy with a schedule of (A) the amount of such fees and expenses incurred through the Settlement Effective Date and (B) an estimate of the aggregate amount of such additional fees and expenses it is anticipated to incur through the Plan Effective Date and a schedule of the professionals and advisors to whom such payments should be made and the relevant amounts, and Dynegy shall not be obligated to pay any fees and expenses referred to in (A) and (B) incurred in excess of the aggregate amount of such estimated fees and expenses; (iii) within two (2) Business Days after the execution and delivery of the May 1 Settlement Agreement, Dynegy paid to the Lease Trustee and its professionals and advisors, their respective reasonable and documented fees and expenses through May 1, 2012, pursuant to the instructions and customary summary invoices describing such fees and expenses provided to Dynegy, DH and the Creditors’ Committee by the Lease Trustee on or prior to May 1, 2012; and (iv) nothing herein shall be deemed to impair, waive, discharge or negatively affect the Indenture Trustee Charging Liens (as defined in the Existing Plan).  In the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code at any time prior to the Plan Effective Date, any obligations it may have under this Section II.e. shall be subject to Bankruptcy Court approval in connection with the assumption of this Settlement Agreement as specified in Section III.x. of this Settlement Agreement.

f.                                        Dismissal of Adversary Proceeding.  On the Settlement Effective Date, the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer shall file a stipulation of dismissal, irrevocably and unconditionally dismissing the Adversary Proceeding with prejudice as to all parties and all claims and without costs to any party.  For the avoidance of doubt, the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer shall take all actions necessary to stay the Adversary Proceeding (and toll all pending dates in the Adversary Proceeding) pending the occurrence of the Settlement Effective Date or any prior termination of this Settlement Agreement.

g.                                      Dismissal of Prepetition Litigation.  On the Settlement Effective Date, (a) counsel to each of the Settling Claimants who are plaintiffs and counsel to the named defendants in (i) the Noteholder Litigation and (ii) the Lease Indenture Trustee Litigation, respectively, shall file a stipulation of dismissal irrevocably and unconditionally dismissing such Prepetition Litigation with prejudice as to all parties and all claims and without costs to any party; and (b) each of the Settling Claimants who are plaintiffs in the PSEG Litigation shall file and serve a notice of discontinuance irrevocably and unconditionally dismissing the PSEG Litigation with prejudice as to all parties and all claims and without costs to any party.

h.                                      Release by the Debtors, DGIN and Dynegy Coal Holdco of Dynegy Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, each of the Debtors, DGIN, Dynegy Coal Holdco and each of their direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “DH Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges Dynegy and its present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “Dynegy Released Parties”), of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the DH Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the Dynegy Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy or the Undertaking Agreement; provided, that the foregoing release shall not include, among other matters outside the scope of such release, (x) the obligations owed to DH under the DIP Credit Facility by any Dynegy Released Party who is a borrower under the DIP Credit Facility, or (y) the obligations owed to any DH Releasing Party pursuant to any intercompany agreement entered into between any DH Releasing Party and any Dynegy Released Party in the ordinary course of business (with the exception of the Undertaking Agreement and the Intercompany Receivable (to the extent applicable), which shall be released in accordance with the provisions hereof), and pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings entered into in August 2011 or the CoalCo Credit Facility, the GasCo Credit Facility and any guarantees or security provided thereunder.  The DH Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

i.                                         Releases by Settling Claimants of DH Released Parties, Dynegy Released Parties and other Settling Claimants.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, each of the Settling Claimants, for itself, its direct and indirect subsidiaries, affiliates, predecessors, successors and assigns (collectively, the “Settling Claimant Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges (i) the Dynegy Released Parties, (ii) DH and its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “DH Released Parties”), and (iii) the other Settling Claimant Released Parties (defined below) of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Settling Claimant Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the Dynegy Released Parties, the DH Released Parties or

the other Settling Claimant Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date, solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy; provided, that nothing in this Settlement Agreement shall release the Settling Claimants’ respective rights under this Settlement Agreement, including the right (x) to receive payment or distribution, if any, on account of the Lessor Claims (subject to the Lessor Recovery Cap), the Allowed Senior Notes Claim and the TIA Claim in favor of RCM previously allowed against DH in the Chapter 11 Cases pursuant to the PSEG Settlement as approved by the PSEG Stipulated Order and (y) to receive payment of (or assert claims for) fees and expenses as set forth in Section II.e hereof.  The Settling Claimant Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

j.                                         Releases by Dynegy, DGIN, Dynegy Coal Holdco and the Debtors of Settling Claimant Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, Dynegy, DGIN, Dynegy Coal Holdco and each of the Debtors, and in each case, its direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “Dynegy and Debtor Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges each Settling Claimant and each Consenting Lease Certificate Holder and, in each case, its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “Settling Claimant Released Parties”), of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Dynegy and Debtor Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the Settling Claimant Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date, solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding or the Lease Documents including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy.  The Dynegy and Debtor Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

k.                                      Release by Dynegy of DH Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, Dynegy and each of its direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “Dynegy Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges the DH Releasing Parties, of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Dynegy Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the DH Releasing Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy or the Undertaking Agreement; provided, that the foregoing release shall not include, among other matters outside the scope of such release, the obligations owed to any Dynegy Releasing Party pursuant to any intercompany agreement entered into between any Dynegy Releasing Party and any DH Releasing Party in the ordinary course of business (with the exception of the Undertaking Agreement and the Intercompany Receivable (to the extent applicable), which shall be released in accordance with the provisions hereof), and pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings entered into in August 2011 or the CoalCo Credit Facility, the GasCo Credit Facility and any guarantees or security provided thereunder.  The Dynegy Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR

l.                                         Withdrawal of Settlement Objections, Notice of Appeal and Trustee Motion.  Upon execution of this Settlement Agreement: (i) Claren Road agrees to immediately withdraw the Claren Road Settlement Objection and related discovery and adjourn and/or stay any related deadlines or discovery with respect to the Claren Road Notice of Appeal and Claren Road Trustee Motions; (ii) CQS agrees to immediately withdraw the CQS Settlement Objection and related discovery, and adjourn the CQS Trustee Motion and stay all discovery requests related thereto; and (iii) Wells Fargo agrees to immediately withdraw the Wells Fargo Settlement Objection.  Upon entry of the Approval Order, the actions withdrawn in (i)-(iii) above shall be deemed withdrawn with prejudice, and Claren Road and CQS shall take all necessary actions to withdraw, with prejudice, all adjourned matters described in (i) and (ii) above.

m.                                  Subordinated Notes Claims.  DH agrees to provide Wells Fargo, solely as trustee for the holders of the Subordinated Notes Claims, with an allowed subordinated unsecured claim in the amount of $222,513,384.51, consisting of (a) $206,200,000.00 in the principal amount of the Subordinated Notes and (b) $16,313,384.51 in accrued but unpaid interest at the applicable rates specified in the Subordinated Notes Indenture, the Subordinated Notes, the NGC Trust Declaration, the NGC Trust Capital Income Securities, the NGC Trust Capital Income Securities Guarantee, the NGC Trust Common Securities and related and ancillary documents and instruments.  For purposes of treatment of and distribution on the allowed subordinated unsecured claim described in the foregoing sentence, Dynegy and DH further agree to amend the Existing Plan to provide Wells Fargo, as Subordinated Notes Indenture Trustee, solely on behalf of the holders of the Subordinated Notes Claims, with solely an Allowed General Unsecured Claim in the amount of $55,000,000 against DH in exchange for and in full satisfaction of all Subordinated Notes Claims, which Subordinated Notes Claims shall be treated as set forth in the Plan Support Agreement (which treatment shall be the same as that received by the holders of Senior Notes) on a pari passu basis with all other Allowed General Unsecured Claims and shall not be subject to subordination.  For the avoidance of doubt, nothing in this paragraph shall impair or affect DH and Dynegy’s agreement to satisfy the fees, expenses and costs of the Subordinated Notes Indenture Trustee as set forth in Section II.e.(i)(6) of this Settlement Agreement and in the Plan Support Agreement, or impair or affect the Indenture Trustee Charging Liens (as such term is defined in the Existing Plan).  Notwithstanding any termination of the Plan Support Agreement, the Parties agree among themselves that they shall not support any plan that provides different treatment to the Subordinated Notes beneficially held by the Consenting Sub Debt Holders than the treatment described in the immediately preceding sentence (and will not support any plan that does not include such treatment for all other holders of Subordinated Notes so long as such holders do not take any actions in contravention of those enumerated in Section 3 of the Plan Support Agreement, as if such holders were party to the Plan Support Agreement).  Notwithstanding the foregoing, DH and any of its successors, assigns or transferees shall waive any and all rights it may have to receive a distribution on account of the $6,200,000 principal amount of NGC Trust Common Securities, and such distribution shall instead be made to the holders of the NGC Trust Capital Income Securities.  In furtherance of the foregoing, the Approval Order shall include the following language: “Each Consenting Senior Noteholder and any successors, assigns or transferees of any Senior Notes Claims held by a Consenting Senior Noteholder, each Consenting Lease Certificate Holder and any successors, assigns or transferees of any Lease Certificates held by a Consenting Lease Certificate Holder, and each Consenting Sub Debt Holder and any successors, assigns or transferees of any NGC Trust Capital Income Securities held by a Consenting Sub Debt Holder shall be deemed bound by Section II.m of the Settlement Agreement (as may be amended, supplemented or modified from time to time in accordance with the terms of the Settlement Agreement).”

III.                              Miscellaneous Provisions

a.                                      Effectiveness of Settlement Agreement.  This Settlement Agreement shall become effective on the second Business Day following satisfaction of each of the following conditions: (i) each of the Parties shall have executed and delivered signed copies of this Settlement Agreement; (ii) the Dynegy Entity Joinder shall have been executed by each of the parties thereto; and (iii) the Approval Order, in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee, RCM, and a Majority of the Consenting Sub Debt Holders shall have been entered by the Bankruptcy Court, be in full force and effect and not stayed, reversed, vacated or amended; or on such other date as Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee, the Majority of the Consenting Sub Debt Holders and RCM mutually agree, including as a result of any waiver of the foregoing conditions (the “Settlement Effective Date”); provided, that to the extent not already effective on the date of execution of the May 1 Settlement Agreement, Section I., II.c., subsection (iii) of Section II.e., the last sentence of Section II.f., Section II.l, and Section III (other than Section III.c.) of this Settlement Agreement shall become effective immediately upon execution and delivery of this Settlement Agreement by all Parties.

b.                                      Settlement Approval Motion.  [REMOVED].

c.                                       Representations of the Parties.

(i)                                     The Settling Claimants’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Settling Claimant, severally but not jointly, represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

1.                                          Authority. (i) The Settling Claimant is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein; (ii) the execution, delivery and performance by the Settling Claimant of this Settlement Agreement and the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of the Settling Claimant and no other action or proceedings on the part of the Settling Claimants are necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party or any of the transactions contemplated herein or therein; and (iii) solely with respect to the Lease Trustee, it has been directed by Lease Certificate Holders holding not less than a majority of the fractional undivided interest evidenced by the Lease Certificates to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Lease Trustee is contemplated to be a party and, pursuant to Section 5.2 of each of the Lease Indentures and Sections 1.4 and 6.4 of the Pass Through Trust Agreement, such direction shall be binding on all Lease Certificate Holders.

2.                                          Ownership.  Each Settling Claimant is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of a Claim (it being understood that the Lease Trustee is acting solely in its capacity as successor trustee) arising out of or relating to the Senior Notes, the Lease Certificates, the Lease Documents, the Subordinated Notes, the NGC Trust Capital Income Securities, the NGC Trust Capital Income Securities Guarantee and/or other debt obligations owed by the Debtors.

3.                                          Validity.  This Settlement Agreement has been duly executed and delivered by the Settling Claimant and constitutes the legal, valid and binding agreement of the Settling Claimant, enforceable against the Settling Claimant in accordance with its terms.

4.                                          No Conflict.  The execution, delivery and performance by the Settling Claimant (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the actions, consents and filings referred to in clause 5 below, violate any provision of law, rule or regulation applicable to it or, in the case of an entity, any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it, or, where applicable, any of its subsidiaries is a party.

5.                                          Authorization of Governmental Authorities and Creditors.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Settling Claimant pursuant to this Settlement Agreement; provided, that implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

6.                                          No Reliance.  The Settling Claimant (i) is a sophisticated party with respect to the subject matter of this Settlement Agreement, (ii) has been represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as the Settling Claimant has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Settling Claimant has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, and the Settling Claimant acknowledges that it has entered into this Settlement Agreement voluntarily and of its own choice and not under coercion or duress.

7.                                          Title.  As of the date hereof, the Settling Claimant (other than the Lease Trustee, which is acting solely in its capacity as successor trustee) is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of the Claims in the aggregate principal amount set forth in the disclosure certificate which shall be provided to DH and Dynegy within three (3) Business Days of the execution of this Settlement Agreement (the “Disclosure Certificate”) (and in the case of a nominee, it has due and proper authorization to act on behalf of, and to bind, the beneficial owner of such Claims); provided, that the information contained in the Disclosure Certificate shall be maintained as confidential by DH, Dynegy and their financial advisors and legal counsel, except to the extent otherwise required by law or any rule or regulation of any exchange or regulatory authority; and provided further that, subject to Section III.q. of this Settlement Agreement, DH and Dynegy may disclose the aggregate of all Claims held by the Settling Claimants.  Within one (1) Business Day of delivering the Disclosure Certificates to DH and Dynegy required by the preceding sentence, counsel to the Consenting Senior Noteholders, counsel to the Lease Trustee, and counsel to the Consenting Sub Debt Holders shall disclose the aggregate Claims against DH held by each Consenting Senior Noteholder, each Consenting Lease Certificate Holder and each Consenting Sub Debt Holder, respectively, to counsel to the Creditors’ Committee, which shall maintain such information as confidential and on a professionals’ eyes only basis; provided, however, that such disclosure shall only be required if counsel to the Consenting Senior Noteholders and counsel to the Lease Trustee receive at least one (1) Disclosure Certificate required under this paragraph.  The Settling Claimant’s interest in the Claim is free and clear of any pledge, lien, security interest, charge, claim, equity, option, warrant, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would adversely affect in any way the Settling Claimant’s performance of its obligations contained in this Settlement Agreement at the time such obligations are required to be performed.  Any Settling Claimant that provided a Disclosure Certificate in connection with the May 1 Settlement Agreement and does not provide an updated Disclosure Certificate in connection herewith, will be deemed to represent the continued accuracy as of the date hereof of such previous Disclosure Certificate.

ii.                                       Debtors’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Debtor hereby represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

1.                                          Authority.  Subject to Bankruptcy Court approval, (i) each of the Debtors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Debtors are contemplated to be parties and perform their obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and to consummate the transactions contemplated herein and therein, and (ii) the execution, delivery and performance by such Debtors under this Settlement Agreement and the other documents and instruments contemplated hereby to which each such Debtor is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Debtor,  and no other actions or proceedings on the part of such Debtor are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which such Debtor is contemplated to be a party or any of the transactions contemplated herein or therein.

2.                                          Validity.  Subject to Bankruptcy Court approval, this Settlement Agreement has been duly executed and delivered by the Debtors and constitutes the legal, valid and binding agreement of the Debtors, enforceable against the Debtors in accordance with its terms.

3.                                          No Conflict.  Subject to Bankruptcy Court approval, the execution, delivery and performance by the Debtors (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the actions, consents and filings referred to in clause 4 below, violate any provision of law, rule or regulation applicable to the Debtors or any of their subsidiaries or the Debtors’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

4.                                          Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and the approval of the Bankruptcy Court of the Debtors’ authority to enter into and implement this Settlement Agreement, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Debtors of this Settlement Agreement; provided that, implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

5.                                          No Reliance.  Each of the Debtors (i) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Debtors have relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which each of the Debtors enters, or as to which each Debtor acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

iii.                                    Representations and Warranties of Dynegy, DGIN and Dynegy Coal Holdco.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each of Dynegy, DGIN and Dynegy Coal Holdco hereby represents, warrants and acknowledges, as of the Settlement Effective Date (except as otherwise expressly indicated below), as follows:

1.                                         Authority.  (i) each of Dynegy, DGIN and Dynegy Coal Holdco is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (ii) the execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco under this Settlement Agreement and the other documents and instruments contemplated hereby to which each of Dynegy, DGIN and Dynegy Coal Holdco is contemplated to be a party, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of Dynegy, DGIN and Dynegy Coal Holdco, and no other action or proceedings on the part of Dynegy, DGIN and Dynegy Coal Holdco are necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which Dynegy, DGIN and Dynegy Coal Holdco are contemplated to be parties or any of the transactions contemplated herein or therein;

2.                                          Validity.  This Settlement Agreement has been duly executed and delivered by each of Dynegy, DGIN and Dynegy Coal Holdco and constitutes the legal, valid and binding agreement of each of Dynegy, DGIN and Dynegy Coal Holdco, enforceable against Dynegy, DGIN and Dynegy Coal Holdco in accordance with its terms.

3.                                         No Conflict.  The execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the actions, consents and filings referred to in clause 4 below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

4.                                         Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco of this Settlement Agreement.

5.                                         No Reliance.  Each of Dynegy, DGIN and Dynegy Coal Holdco (i) is a sophisticated party with respect to the subject matter of this Settlement Agreement, (ii) has been represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that each of Dynegy, DGIN and Dynegy Coal Holdco has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which it enters, and each of Dynegy, DGIN and Dynegy Coal Holdco acknowledges that it has entered into this Settlement Agreement voluntarily and of its own choice and not under coercion or duress.

6.                                         Ownership of DCH Membership Interests.  Dynegy is the beneficial and record owner of the DCH Membership Interests and Dynegy’s transfer of the DCH Membership Interests in accordance with this Settlement Agreement shall transfer such DCH Membership Interests, directly or indirectly, to DH free and clear of any liens.

7.                                         Assets.  From and after the Settlement Effective Date, Dynegy will not own any material assets or rights that are necessary for the operation of the business of DH and its subsidiaries as conducted prior to September 1, 2011, other than those related to corporate services (including, without limitation, treasury, employee benefits, legal, compliance, cash management and similar services) provided to DH in the ordinary course of business, the services of officers and employees, information technology and intellectual property, to the extent that such assets or rights were owned by entities other than Dynegy Coal Holdco and its subsidiaries prior to September 1, 2011.

d.                                      Termination.  This Settlement Agreement and the obligations of the Parties may be terminated by (i) mutual written agreement of Dynegy, DH, a Majority of the Consenting Senior Noteholders, a Majority of the Consenting Sub Debt Holders, the Lease Trustee, and RCM (after prior notice to and reasonable consultation with the Creditors’ Committee) or (ii) by any of (1) Dynegy, (2) DH, (3) a majority in number of the Consenting Senior Noteholders (for the avoidance of doubt, which shall not be calculated based on the principal amount of Senior Notes held by such Consenting Senior Noteholders), (4) the Lease Trustee or (5) a Majority of the Consenting Sub Debt Holders in the event the Settlement Effective Date shall not have occurred prior to June 29, 2012, provided that the Consenting Sub Debt Holders shall not have such termination right in the event the Approval Order has been entered prior to such date.  Any notice of termination given under clause (ii) hereof shall be effective immediately.  Following entry of the Approval Order and so long as such Approval Order is not stayed, reversed, vacated, overturned or amended in any material respect, in the event the Settlement Agreement is terminated in accordance with the terms hereof, Sections II.l and II.m shall continue to be binding on the Parties hereto, and their successors and assigns.

e.                                       Effect of Termination.  Upon termination of this Settlement Agreement in accordance with Section III.d. hereof, all obligations of the Parties under this Settlement Agreement shall terminate and shall be of no further force and effect; provided, that any claim for breach of this Settlement Agreement (i) occurring after the Settlement Effective Date or (ii) occurring after May 1, 2012 in respect of a breach of any provision which is effective as of May

1, 2012 or occurring after the date hereof in respect of a breach of any provision which is effective as of the date hereof, in each case pursuant to Section III.a. of this Settlement Agreement, shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Settlement Agreement.

f.                                        Fiduciary Duties of Creditors’ Committee Members.  Notwithstanding anything to the contrary herein, if any Settling Claimant or Subordinated Notes Indenture Trustee serves on the Creditors’ Committee, then the terms of this Settlement Agreement shall not be construed to limit such Settling Claimant’s or Subordinated Notes Indenture Trustee’s exercise of fiduciary duties in its role as a member of the Creditors’ Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of this Settlement Agreement; provided, that service as a member of the Creditors’ Committee shall not relieve such Settling Claimant or Subordinated Notes Indenture Trustee in its non-committee capacity of its obligations under this Settlement Agreement.

g.                                      Acknowledgements.  Each Party acknowledges that (a) no securities of either Dynegy, DH or any of their affiliates are being offered or sold hereby and this Settlement Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities of Dynegy or DH and (b) this Settlement Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of a plan of reorganization pursuant to section 1125 of the Bankruptcy Code.

h.                                      Cooperation and Support.  The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Settlement Agreement) in respect of (i) the prosecution of the Settlement Approval Motion with the Bankruptcy Court, obtaining Bankruptcy Court approval of this Settlement Agreement, the entry of the Approval Order, and the implementation of the settlement terms set forth in this Settlement Agreement, and (ii) the consummation of the transactions contemplated by this Settlement Agreement.  Furthermore, (1) subject to the terms of this Settlement Agreement, each of the Parties shall use its commercially reasonable efforts to (a) support and complete all transactions contemplated hereby; (b) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby, including (I) obtaining any and all required governmental and regulatory approvals, including, without limitation, obtaining any required approvals pursuant to Section 203 of the Federal Power Act, as amended, codified at 16 U.S.C. § 824 et. seq. and the implementing regulations thereunder, and any similar state law, and (II) making and filing any and all required regulatory filings; and (c) refrain from taking any action inconsistent with this Settlement Agreement, and (2) in no event shall any Party file, cause an affiliate or any other third party to file, or encourage any affiliate or any third party to file, an opposition to the Settlement Approval Motion or the Settlement Agreement.  Notwithstanding the requirements of this Section III.h, the Consenting Sub Debt Holders shall not be required to pay any out-of-pocket fees and expenses related to their obligations herein (other than as required to comply with their obligations under Section II.l herein), and shall not be required to provide any indemnity to the Subordinated Notes Indenture Trustee in connection herewith.  Notwithstanding anything to the contrary contained in this Settlement Agreement, for the avoidance of doubt, the rights, obligations and agreements of the Subordinated Note Indenture Trustee, on the one hand, and the holders of Subordinated Notes, the holders of the NGC Trust

Capital Income Securities, and the holders of the NGC Trust Common Securities, on the other hand, are not impaired or affected by the foregoing sentence, including the Subordinated Notes Indenture Trustee’s right to indemnification as provided under the Subordinated Notes Indenture.

i.                                         Governing Law; Jurisdiction.

(i)                                     THIS SETTLEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)                                  By its execution and delivery of this Settlement Agreement, each of the Parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Settlement Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the Bankruptcy Court; provided, that (x) this Settlement Agreement, and the releases provided in Section II herein, may be submitted in any court, arbitration and/or other legal proceeding to enforce the terms of the releases provided in Section II herein and (y) any determination of the amount of the Dynegy Administrative Claim shall be by arbitration pursuant to Section II.a.(ii) of this Settlement Agreement.  By execution and delivery of this Settlement Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court, generally and unconditionally, with respect to any such action, suit or proceeding, and waives any objection it may have to venue or the convenience of the forum.

(iii)                               In the event the Bankruptcy Court does not have or refuses to exercise jurisdiction with respect to this Settlement Agreement and any disputes arising therefrom, any legal action, suit, or proceeding against the Parties with respect to any matter under or arising out of or in connection with this Settlement Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York or courts of the State of New York located in the Borough of Manhattan, City of New York, and by execution and delivery of this Settlement Agreement, each Party irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court and those courts.

j.                                         No Admission of Liability.  Each Party enters into this Settlement Agreement without admitting any liability or conceding any allegations not already expressly admitted.  This Settlement Agreement and its provisions shall not be offered or received in evidence in any action or proceeding as an admission or concession of liability or wrongdoing of any nature on the part of any Party except that it may be offered and received in evidence solely to enforce this Settlement Agreement.

k.                                      Third-Party Beneficiaries.  Nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto unless expressly set forth herein.  For the avoidance of doubt, (i) each of the persons and entities released in Section II is an intended third-party beneficiary of this Settlement Agreement and (ii) subject to Section III.r. of this Settlement Agreement, the Creditors’ Committee is an intended third-party beneficiary of Sections II.a., II.c, II.d.(iii), II.d.(v), II.e, III.a., III.d., III.l, III.n., III.r. and III.u. hereof.

l.                                         Notices.  All notices and other communications in connection with this Settlement Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by e-mail or electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Dynegy:
Dynegy Inc. Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com with a copy to:
White & Case LLP Attention: Thomas E Lauria 200 South Biscayne Boulevard Suite 4900 Miami, Florida 33131 Telephone: (305) 995-5282 Facsimile: (305) 358-5744 E-mail: tlauria@whitecase.com

If to DH:
Dynegy Holdings, LLC Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615

Facsimile: (713) 767-5181

E-mail: Catherine.Callaway@dynegy.com

and

Attention: David Hershberg

E-mail: david.hershberg@gmail.com.

c/o Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.

Rodney Square

1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325

E-mail:  jpatton@ycst.com

with a copy to:
Sidley Austin LLP Attention: James F. Conlan One South Dearborn Chicago, Illinois 60603 Telephone: (312) 853-6890 Facsimile: (312) 853-7036 E-mail: jconlan@sidley.com with a copy to:

Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.

Rodney Square

1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325

E-mail:  jpatton@ycst.com

If to the Ad Hoc Senior Noteholders Committee:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

Attention: Andrew N. Rosenberg and Alice Belisle Eaton

1285 Avenue of the Americas

New York, New York 10019

Telephone: (212) 373-3000

Facsimile: (212) 757-3990

E-mail: arosenberg@paulweiss.com and

aeaton@paulweiss.com

If to Franklin Advisers:
Franklin Advisers, Inc. Attention: Ed Perks and Piret Loone One Franklin Parkway San Mateo, California 94403 Facsimile: (916) 463-1902 E-mail: perksed@frk.com and ploone@frk.com with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

Attention: Thomas Kreller and Brett Goldblatt

601 S. Figueroa Street

30th Floor

Los Angeles, California 90017

Telephone: (213) 892-4000

Facsimile: (213) 629-5063

E-mail: tkreller@milbank.com and bgoldblatt@milbank.com

If to Oaktree Capital Management:
Oaktree Capital Management Attention: Kenneth Liang 333 South Grand Avenue, 28th Floor Los Angeles, California 90071 Facsimile: (213) 830-8522 E-mail: kliang@oaktreecapital.com

If to the Lease Trustee:

U.S. Bank National Association

Attention: Pamela J. Wieder & Wayne F. Miller

60 Livingston Avenue

St. Paul, Minnesota 55107

Telephone: (651) 495-3961

Facsimile: (651) 495-8100

E-mail: pamela.wieder@usbank.com and

wayne.miller1@usbank.com

with a copy to:
Shipman & Goodwin LLP Attention: Ira H. Goldman & Marie C. Pollio One Constitution Plaza Hartford, Connecticut 06103 Telephone: (860) 251-5820

Facsimile: (860) 251-5214 E-mail: igoldman@goodwin.com and mpollio@goodwin.com with a copy to:

Cadwalader, Wickersham & Taft LLP

Attention: George A. Davis & Josh Brant

One World Financial Center

New York, New York 10281

Telephone: (212) 504-6797

Facsimile: (212) 504-6666

E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to the PSEG Entities:

Resources Capital Management Corporation

80 Park Plaza, T-20

Newark, New Jersey 07102

Attention: Scott S. Jennings

Telephone: (973) 430-8660

Facsimile: (973) 643-8385

E-mail: scott.jennings@pseg.com

and

Attention: Shawn P. Leyden

Telephone: (973) 430-7698

Facsimile: (973) 643-8385

E-mail: shawnp.leyden@pseg.com

with a copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, Illinois 60654

Attention: David J. Bradford

Telephone: (312) 923-2975

Facsimile: (312) 840-7375

E-mail: dbradford@jenner.com

and

Attention: Daniel R. Murray

Telephone number: 312-923-2953

Facsimile number 312-840-7353

E-mail: dmurray@jenner.com

If to CQS:
Andrews Kurth LLP 450 Lexington Avenue, 15th Floor New York, New York 10017 Attention: Paul N. Silverstein Telephone: (212) 850-2800 Facsimile (212) 850-2929 Email: paulsilverstein@andrewskurth.com

If to Claren Road:
Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166-0193 Attention: Matthew Williams, Esq. Telephone: (212) 351-4000 Facsimile: (212) 351-4025 Email: MJWilliams@gibsondunn.com

If to Loomis:
Thomas H. Day Assistant General Counsel Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111 Tel: 617-310-3697 Email: tday@loomissayles.com

If to Wells Fargo:
Wells Fargo Bank, N.A. 40 West 57th Street New York, New York 10019 Attention: James R. Lewis, Vice President james.r.lewis@wellsfargo.com with a copy to:
Arent Fox LLP 1675 Broadway New York, New York 10019 Attention: Andrew Silfen, Esq. Telephone: (212) 484-3903 Facsimile: (212) 484-3990 Email: Silfen.Andrew@arentfox.com

If to the Creditors’ Committee:

Akin Gump Strauss Hauer & Feld LLP Attention: Arik Preis One Bryant Park New York, NY 10036 Telephone: (212) 872-7418 Facsimile: (212) 872-1002 E-mail: apreis@akingump.com

m.           Entire Agreement.  This Settlement Agreement, including any exhibits, annexes and/or schedules hereto, constitutes the entire agreement between the Parties concerning the subject matter of this Settlement Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Settlement Agreement.  Each of the Parties hereto acknowledges that it is executing this Settlement Agreement without reliance on any representations, warranties or commitments other than those representations, warranties and commitments expressly set forth in this Settlement Agreement.

n.             Modification or Amendment.  This Settlement Agreement may be modified or amended only by written agreement executed by Dynegy, DH, a Majority of the Consenting Senior Noteholders, the Lease Trustee, and RCM, after prior notice to and reasonable consultation with the Creditors’ Committee; provided, that the consent of the Creditors’ Committee shall also be required solely in respect of any modification or amendment adverse to the rights of the Creditors’ Committee contained in Sections II.a., II.c, II.d.(iii), II.d.(v), II.e, III.a., III.d., III.l., III.n. and III.r. hereof; provided further, that the consent of a Majority of the Consenting Sub Debt Holders shall be required solely in respect of (i) any modification or amendment adverse to the rights of the Consenting Sub Debt Holders where the adverse effect of such modification or amendment is unique to the Consenting Sub Debt Holders, contained in Sections II.e.(i)(5), II.e.(ii)(x), II.i, II.j, II.l, II.m and all of Article III hereof, or (ii) any modification or amendment adding a provision to the Settlement Agreement, where such provision is adverse to the rights of the Consenting Sub Debt Holders and where the adverse effect of such added provision is unique to the Consenting Sub Debt Holders; and provided further, that the consent of Wells Fargo shall be required solely in respect of any modification or amendment adverse to the rights of Wells Fargo, where the adverse effect of such modification or amendment is unique to Wells Fargo in Sections II.e.(i)(6), II.e.(ii)(x), II.e.iv, II.l.(iii), III.h and this Section III.n.

o.             Further Assurances.  From and after the date hereof, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as the Parties may reasonably deem necessary from time to time to carry out the intent and purpose of this Settlement Agreement, and to consummate the transactions contemplated hereby and thereby.

p.             Successors and Assigns. Except as otherwise provided in this Settlement Agreement, this Settlement Agreement is intended to bind and inure to the benefit of each of the

Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

q.             Public Disclosure.  Without limiting the prohibition on disclosure of the Disclosure Certificate contained in Section III.c. of this Settlement Agreement (subject to the qualifications set forth in such Section III.c.), the Settling Claimants hereby consent to the disclosure of the execution and contents of this Settlement Agreement by Dynegy or DH in the Conforming Plan, the Disclosure Statement and any other related documents, and any filings by Dynegy or DH with the Bankruptcy Court or the Securities and Exchange Commission, or as required by law or regulation; provided, that except as required by law or any rule or regulation of any securities exchange or any governmental agency, none of Dynegy, DH, or any other Debtor shall use the name of any Settling Claimant or its affiliates, officers, directors, managers, stockholders, members, employees, partners, representatives and agents in any press release or filing with the Securities and Exchange Commission without the prior consent of such applicable Settling Claimant.  Each of Dynegy, DH, and the other Debtors, on the one hand, and the Settling Claimants, on the other hand, shall (a) consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Settlement Agreement, (b) provide to the other for review a copy of any such press release or public statement and (c) not issue any such press release or make any such public statement prior to such consultation and review and the receipt of the prior consent of the other Parties (which shall not be unreasonably withheld) unless required by applicable law or regulations of any applicable stock exchange or governmental authority, in which case, the Party or Parties required to issue the press release or make the public statement shall, prior to issuing such press release or making such public statement, use its reasonable best efforts to allow the other Parties reasonable time to comment on such release or statement to the extent practicable.

r.             Creditors’ Committee Consent Rights.  Notwithstanding anything to the contrary in this Settlement Agreement, in any circumstance where a provision of this Settlement Agreement requires the approval or consent of the Creditors’ Committee, such requirement shall only be in effect and enforceable to the extent that at the time such approval or consent is required, all then current members of the Creditors’ Committee are eligible to vote on the subject of such required approval or consent and, if so requested by a Party, counsel to the Creditors’ Committee provides confirmation of such eligibility; provided, that if at any time the approval or consent of the Creditors’ Committee is required and (i) fewer than all of the then current members of the Creditors’ Committee are at such time eligible to vote on the subject of the required approval or consent or (ii)  counsel to the Creditors’ Committee is requested by a Party, but is unable, to provide confirmation of the eligibility of all then current members to vote with respect to such subject at such time, the Creditors’ Committee’s approval or consent rights shall, in such instance, instead be deemed to be consultation rights only.  For the avoidance of doubt, all then current members of the Creditors’ Committee must be eligible to vote for any and all matters requiring the approval or consent of the Creditors’ Committee hereunder, other than any approval or consent required under Section II.d. hereof, solely with respect to which the vote of the Lease Trustee shall not be required under this Section III.r.

s.             Interpretation.  This Settlement Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Settlement Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Settlement Agreement or any portion of this Settlement Agreement, shall not be effective in regard to the interpretation of this Settlement Agreement.

t.              Settlement Discussions.  This Settlement Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties.  Nothing herein shall be deemed an admission of any kind.  To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Settlement Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Settlement Agreement.

u.             Specific Performance.  It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

v.             Headings.  Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.

w.            Execution of Agreement.  This Settlement Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original.  Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

x.             Assumption of Agreement.  In the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code prior to the Settlement Effective Date, Dynegy will file a motion to assume this Settlement Agreement pursuant to section 365 of the Bankruptcy Code on the first day of its bankruptcy case.

y.             Non-Severability of Agreement.  This Settlement Agreement is to be construed a whole, and all provisions of it are to be read and construed together.  Notwithstanding anything in this Settlement Agreement or the Approval Order to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Settlement Agreement and the Approval Order, in the event that (i) a court of competent jurisdiction enters a final order ruling that the Approval Order or any of the transactions contemplated in this Settlement Agreement or the Approval Order are void, invalid, illegal or unenforceable in any material respect, (ii) any of the transactions contemplated by this Settlement Agreement or the Approval Order are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) the Approval Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Settlement Agreement and the Approval Order (other than this Section III.y. and the paragraph in the Approval Order with respect thereto) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Parties that were the subject of this Settlement Agreement and the Approval Order prior to this Settlement Agreement and the Approval Order being of no force or effect.

z.             Concerning the Danskammer/Roseton OL Independent Manager of Danskammer OL LLC and Roseton OL LLC.  Notwithstanding anything contained herein to the contrary, this Settlement Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as independent manager of each of Danskammer OL LLC and Roseton OL LLC (in such capacities, collectively, the “Danskammer/Roseton OL Independent Manager”), and in no event shall Wilmington Trust Company in its individual capacity or as Danskammer/Roseton OL Independent Manager have any liability for the representations, warranties, covenants, agreements or other obligations of either of Danskammer OL LLC or Roseton OL LLC or any other Person hereunder or other documents delivered pursuant hereto.  For all purposes of this Settlement Agreement, in the performance of any duties or obligations of the Danskammer/Roseton OL Independent Manager hereunder, the Danskammer/Roseton OL Independent Manager shall be entitled to the benefits of the terms and provisions of the Limited Liability Company Agreements of Danskammer OL LLC and Roseton OL LLC, as applicable.

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

DYNEGY INC.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GAS INVESTMENTS, LLC

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY COAL HOLDCO, LLC

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY DANSKAMMER, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY ROSETON, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY NORTHEAST GENERATION, INC.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

HUDSON POWER, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY HOLDINGS, LLC

By:	/s/ David Hershberg
David Hershberg
Independent Manager

RESOURCES CAPITAL MANAGEMENT CORPORATION

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	President

RESOURCES CAPITAL ASSET RECOVERY, L.L.C., SERIES DD AND SERIES DR

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

ROSETON OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

DANSKAMMER OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

ROSETON OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

DANSKAMMER OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement

By:	/s/ Wayne Miller
	Name:	Wayne Miller
	Title:	AVP

AEGON USA Investment Management, LLC

By:	/s/ James H. Rich, III
	Name:	James H. Rich, III
	Title:	Authorized Signatory

AVENUE INVESTMENTS, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Director

AVENUE CDP-GLOBAL OPPORTUNITIES FUND, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII, L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:		Oaktree Value Opportunities Fund GP, L.P.
Its:		General Partner

By:		Oaktree Value Opportunities Fund GP Ltd.
Its:		General Partner

By:		Oaktree Capital Management, L.P.
Its:		Director

By:		/s/ Kenneth Liang
Name:		Kenneth Liang
Title:		Managing Director

By:		/s/ Mark Rochelli
Name:		Mark Rochelli
Title:		Senior Vice President

OAKTREE SENIOR LOAN FUND, L.P.

By:		Oaktree Senior Loan Fund GP, LP.
Its:		General Partner

By:		Oaktree Fund GP II, L.P.
Its:		General Partner

By:		/s/ Regan Scott
Name:		Regan Scott
Title:		Authorized Signatory

By:		/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P., solely as agent and on behalf of certain funds and accounts it manages

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Authorized Signatory

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

MARINER LDC

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN ALPHA LONG CREDIT FUND, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN HLSC1, LLC

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

SUPER CASPIAN CAYMAN FUND LIMITED

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

VENOR CAPITAL MASTER FUND LTD.

By:	Venor Capital Management LP
Its:	Investment Manager

By:	/s/ Michael J. Wartell
	Name:	Michael J. Wartell
	Title:	Co-Chief Investment Officer

FRANKLIN ADVISORS, INC.

By:	/s/ Edward Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager; Dir.
Core/Hybrid Portfolio Management

DO S1 LIMITED

By:	/s/ Kevin Jones

Name:

Kevin Jones

Title:

Authorised Signatory

CLAREN ROAD CREDIT MASTER FUND, LTD.

By:	/s/ Albert Marino
	Name:	Albert Marino
	Title:	Director

LOOMIS, SAYLES & COMPANY, L.P., as investment manager for each of one or more discretionary accounts solely in its capacity as a holder of NGC Trust Capital Income Securities,
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Thomas H. Day
	Name:	Thomas H. Day
	Title:	Assistant General Counsel

Amended and Restated Settlement Agreement with respect to Dynegy Holdings, LLC, et al.

AGREED AND ACKNOWLEDGED
(as to Sections II.e.(i)(6), II.e.(ii)(x), II.e.(iv), II.l.iii, and III.n):

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as successor indenture trustee under the Subordinated Notes Indenture

By:	/s/ James R. Lewis
	Name:	James R. Lewis
	Title:	Vice President

ANNEX A

AMENDED AND RESTATED PLAN SUPPORT AGREEMENT

Execution Version

AMENDED AND RESTATED PLAN SUPPORT AGREEMENT

This amended and restated plan support agreement (this “Agreement”), dated as of May 30, 2012, is entered into by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, L.L.C. (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the undersigned, beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes (as defined below) issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC, and Danskammer OP LLC (collectively, the “PSEG Entities”), (xi) the undersigned beneficial owners (or advisors, nominees or investment managers for the beneficial owners(s)) of a portion of the Lease Certificates, solely in their capacities as holders of such Lease Certificates and not in any other capacity (the “Consenting Lease Certificate Holders”), (xii) DO S1 Limited (“CQS”), (xiii) Loomis, Sayles & Company, L.P., solely in its capacity as a holder of NGC Trust Capital Income Securities (“Loomis”), (xiv) Claren Road Asset Credit Master Fund Ltd. (“Claren Road”, collectively with CQS and Loomis and any other beneficial holder of NGC Trust Capital Income Securities (defined below) who becomes a party hereto after the date hereof, the “Consenting Sub Debt Holders” and, together with the Consenting Senior Noteholders and the PSEG Entities, the “Creditor Parties”) (each of the entities in (i)-(xiv) above, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on November 7, 2011 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), and each thereby commenced chapter 11 cases that are jointly administered under Case No. 11-38111 (CGM) (the “Chapter 11 Cases”);

WHEREAS, on November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code [Dkt. No. 48];

WHEREAS, on December 1, 2011, Dynegy and DH, as co-plan proponents, filed the Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 122]  and related disclosure statement [Dkt. No. 123] with the Bankruptcy Court;

WHEREAS, (a) on December 29, 2011, the Bankruptcy Court entered an order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner (the “Examiner”), (b) on January 11, 2012, the United States Trustee for Region 2 appointed Susheel Kirpalani to serve as Examiner [Dkt. No. 308], and (c) on January 12, 2012, the Bankruptcy Court entered an order approving the appointment of Mr. Kirpalani as Examiner;

WHEREAS, on January 19, 2012, Dynegy and DH, as co-plan proponents, filed the Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 343] and related disclosure statement [Dkt. No. 344] with the Bankruptcy Court;

WHEREAS, on March 6, 2012, Dynegy and DH, as co-plan proponents, filed the Second Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 473] (the “Existing Plan”) and related disclosure statement [Dkt. No. 472] with the Bankruptcy Court;

WHEREAS, on March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from certain prepetition transactions involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”) [Dkt. No. 490];

WHEREAS, on March 12, 2012, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner;

WHEREAS, the Parties to this Agreement, as well as the Lease Trustee, the Creditors’ Committee and certain other parties, engaged in numerous negotiation sessions mediated by the Examiner, regarding (among other things) the settlement ultimately embodied in the May 1 Settlement Agreement and modifications to the Existing Plan, which led to an agreement regarding certain issues with respect to a restructuring of DH;

WHEREAS, on May 1, 2012, Dynegy, DGIN, Dynegy Coal Holdco, the Debtors, the Consenting Senior Noteholders, the PSEG Entities, and the Consenting Lease Certificate Holders executed that certain Plan Support Agreement dated as of May 1, 2012 (the “May 1 Plan Support Agreement”);

WHEREAS, subsequent to the execution of the May 1 Plan Support Agreement, certain Parties to the May 1 Plan Support Agreement, as well as the Creditors’ Committee, engaged in additional negotiation sessions with the Consenting Sub Debt Holders and the Subordinated Notes Indenture Trustee mediated by the Examiner;

2

WHEREAS, as a result of the continuation of the extensive arm’s-length negotiations and mediation process, simultaneously with the execution of this Agreement, the Parties (in the case of the Consenting Lease Certificate Holders, by and through the Lease Trustee, as successor trustee under the Lease Indentures and Pass Through Trust Agreement on behalf of all of the Lease Certificate Holders) have entered into an amended and restated settlement agreement (the “Settlement Agreement”), subject to the approval of the Bankruptcy Court, to settle all disputes, claims and causes of action (i) between DH and Dynegy, and (ii) between and among the Parties, all as more fully set forth in the Settlement Agreement;

WHEREAS, in order to implement the global resolution of all issues regarding DH’s restructuring, each Party also desires to pursue and support an amended plan of reorganization under chapter 11 of the Bankruptcy Code on the terms set forth in this Agreement; and

WHEREAS, DH and Dynegy have agreed, subject to the terms and conditions of this Agreement, to amend the Existing Plan in accordance with the terms set forth in this Agreement, to file such amended plan with the Bankruptcy Court, and to use their best efforts to have such amended plan confirmed by the Bankruptcy Court.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, agrees as follows:

1.             Definitions.  As used in this Agreement and for purposes of this Agreement only, the following terms have the following meanings; provided, that other capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Existing Plan:

“Ad Hoc Senior Noteholder Committee” means those Consenting Senior Noteholders that are members of an ad hoc group of holders of Senior Notes.

“Agreement” has the meaning ascribed to it in the Preamble.

“Alternative Plan” has the meaning ascribed to it in Section 3.c.

“Ballot” means the ballot distributed with the Disclosure Statement for voting on the Conforming Plan.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

3

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York, New York are required or authorized by law or governmental action to close.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Claim” or “Claims”, as applicable, has the meaning set forth in section 101(5) of the Bankruptcy Code (and, for the avoidance of doubt, shall not include any Equity Interests).

“Claren Road” has the meaning ascribed to it in the Preamble.

“Combination” has the meaning ascribed to it in Section 2.a.

“Combination Documentation” has the meaning ascribed to it in Section 2.a.

“Confirmation Order” has the meaning ascribed to it in Section 5.

“Conforming Plan” has the meaning ascribed to it in Section 2.a.

“Consenting Lease Certificate Holders” has the meaning ascribed in the Preamble.

“Consenting Senior Noteholders” has the meaning ascribed to it in the Preamble.

“Consenting Sub Debt Holders” has the meaning ascribed to it in the Preamble.

“Controlled Affiliate” means, with respect to any Creditor Party, any Person that is directly, or indirectly through one or more intermediates, controlled by such Creditor Party, which control relationship may arise through ownership of securities, by management agreement or other contract, through a general partner, limited partner or trustee relationship or otherwise; provided that the term “Controlled Affiliate” shall exclude any of the foregoing Persons (including any department, unit, group, desk, subsidiary, joint venture, partnership or other entity) in which the Creditor Party or any department, unit, group or subsidiary of the Creditor Party holds any interest, in each case only if and to the extent the Person (department, unit, group, desk, subsidiary, joint venture, partnership or other entity) does not engage in communications with any Creditor Party regarding this Agreement, the Settlement Agreement, the Chapter 11 Cases or matters directly related to any of the foregoing and the investment or trading decisions of such Person (department, unit, group, desk, subsidiary, joint venture, partnership or other entity) are not controlled or directed by any Creditor Party; provided, that the proprietary trading department (or any unit, group, desk, subsidiary, joint venture, partnership or other entity that performs proprietary trading functions) of any Creditor Party shall be a Controlled Affiliate.

“CQS” has the meaning ascribed to it in the Preamble.

“Creditor Parties” has the meaning ascribed to it in the Preamble.

“Creditor Professional Fee Claim” has the meaning ascribed to it in Section 2.a.

4

“Creditors’ Committee” means the Official Committee of Creditors Holding Unsecured Claims appointed in the Chapter 11 Cases.

“Danskammer/Roseton OL Independent Manager” has the meaning ascribed to it in Section 33.

“Danskammer Lease Documents” means (a) the Participation Agreement, dated as of May 1, 2001 (the “Danskammer Participation Agreement”), among Dynegy Danskammer, Danskammer OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Danskammer OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee, and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Facility Lease Agreement, dated as of May 8, 2001, between Danskammer OL LLC, as Owner Lessor, and Dynegy Danskammer, as Facility Lessee, pertaining to Units 3 and 4 of the Danskammer Power Station in Newburgh, New York, and (c) the other “Operative Documents” as defined in Appendix A to the Danskammer Participation Agreement.

“Danskammer Participation Agreement” has the meaning ascribed to it in the definition of “Danskammer Lease Documents.”

“Debtors” has the meaning ascribed to it in the Preamble.

“Definitive Documents” has the meaning ascribed to it in Section 5.

“DGIN” has the meaning ascribed to it in the Preamble.

“DH” has the meaning ascribed to it in the Preamble.

“Disclosure Certificate” has the meaning ascribed to it in Section 11.a.

“Disclosure Statement” has the meaning ascribed to it in Section 5.

“Disclosure Statement Order” has the meaning ascribed to it in Section 5.

“DNE” has the meaning ascribed to it in the Preamble.

“Dynegy” has the meaning ascribed to it in the Preamble.

“Dynegy Administrative Claim” has the meaning ascribed to it in the Settlement Agreement.

“Dynegy Danskammer” has the meaning ascribed to it in the Preamble.

“Dynegy Coal Holdco” has the meaning ascribed to it in the Preamble.

“Dynegy Roseton” has the meaning ascribed to it in the Preamble.

5

“Equity Interests” means all shares of capital stock, beneficial, partnership or membership interests, participations or other equivalents of a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and including all warrants, options, securities or other instruments convertible into or exchangeable for any of the foregoing, or other rights to purchase any of the foregoing.

“Examiner” has the meaning ascribed to it in the Recitals.

“Examiner Order” has the meaning ascribed to it in the Recitals.

“Examiner Report” has the meaning ascribed to it in the Recitals.

“Existing Plan” has the meaning ascribed to it in the Recitals.

“Guaranty Claim” has the meaning ascribed to it in the Settlement Agreement.

“Hudson” has the meaning ascribed to it in the Preamble.

“Lease Certificate Holders” means the holders of the Lease Certificates.

“Lease Certificates” means those certain pass-through trust certificates evidencing fractional undivided interests in the pass through trust established pursuant to the Pass Through Trust Agreement and which, among other things, holds the outstanding notes issued by Roseton OL LLC and Danskammer OL LLC, as owner lessors, under the Lease Indentures.

“Lease Documents” means the Danskammer Lease Documents and the Roseton Lease Documents.

“Lease Indentures” means the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Roseton Units 1 and 2, dated as of May 8, 2001, and the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Danskammer Units 3 and 4, dated as of May 8, 2001.

“Lease Trustee” means U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement.

“Loomis” has the meaning ascribed to it in the Preamble.

“Majority of the Consenting Lease Certificate Holders” means the Consenting Lease Certificate Holders holding a majority of the aggregate principal amount of Lease Certificates held by all Consenting Lease Certificate Holders, exclusive of any Consenting Lease Certificate Holder that has terminated its obligations under this Agreement pursuant to Section 14 hereof.

“Majority of the Consenting Senior Noteholders” means the Consenting Senior Noteholders (i) holding a majority of the aggregate principal amount of Senior Notes held by all Consenting Senior

6

Noteholders and (ii) constituting not less than two of the Consenting Senior Noteholders, exclusive of any Consenting Senior Noteholder that has terminated its obligations under this Agreement pursuant to Section 14 hereof.

“Majority of the Consenting Sub Debt Holders” means the Consenting Sub Debt Holders (i) holding a majority of the aggregate principal amount of Subordinated Notes Claims held by all Consenting Sub Debt Holders and (ii) constituting at least two of the Consenting Sub Debt Holders, exclusive of any Consenting Sub Debt Holder that has terminated or otherwise breached its obligations under this Agreement.

“May 1 Plan Support Agreement” has the meaning ascribed to it in the Recitals.

“May 1 Settlement Agreement” means that certain Settlement Agreement dated as of May 1, 2012, entered into by and among Dynegy, DGIN, Dynegy Coal Holdco, the Debtors, the Consenting Senior Noteholders, the PSEG Entities, and the Lease Trustee.

“NGC Trust” means the NGC Corporation Capital Trust I created under the Delaware Business Trust Act pursuant to the NGC Trust Declaration for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the trust and investing the proceeds thereof in the Subordinated Notes, and engaging in only those other activities necessary, advisable or incidental thereto.

“NGC Trust Capital Income Securities” means those certain Series B 8.316% Subordinated Capital Income Securities due 2027 in the initial aggregate principal amount of $200,000,000, issued by the NGC Trust pursuant to the NGC Trust Declaration.

“NGC Trust Capital Income Securities Guarantee” means that certain Capital Securities Guarantee Agreement between DH (f/k/a NGC Corporation) and First National Bank of Chicago, as Capital Securities Guarantee Trustee (as amended, restated and supplemented through the Petition Date) for the benefit of the holders of the NGC Trust Capital Income Securities.

“NGC Trust Common Securities” means those certain 8.316% Common Securities due 2027 in the initial principal amount of $6,200,000, issued by the NGC Trust pursuant to the NGC Trust Declaration.

“NGC Trust Declaration” means the Declaration of Trust dated as of May 20, 1997, which created the NGC Trust (as such Declaration of Trust was amended and restated on May 28, 1997, and as thereafter amended, restated and supplemented through the Petition Date).

“Noteholder RSA” means that certain Restructuring Support Agreement, dated November 7, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein), as amended from time to time thereto, and as amended and restated by that certain Amended and Restated Restructuring Support Agreement, dated December 26, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein).

“Party” or “Parties” have the meanings ascribed to them in the Preamble.

7

“Pass Through Trust Agreement” means the Roseton-Danskammer 2001-Series B Pass Through Trust Agreement, dated as of May 1, 2001.

“Petition Date” has the meaning ascribed to it in the Recitals.

“Plan Effective Date” means the date on which all conditions to consummation of the Conforming Plan have been satisfied (or waived, to the extent such conditions can be waived pursuant to the terms of the Conforming Plan) and the Conforming Plan becomes effective.

“Plan Proponents” has the meaning ascribed to it in Section 2.

“PSEG Entities” has the meaning ascribed to it in the Preamble.

“Qualified Marketmaker” means an entity that holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Claims of the Debtors (or enter with customers into long and short positions in Claims against the Debtors), in its capacity as a deal or market maker in Claims against the Debtors.

“Roseton Lease Documents” means, collectively, (a) the Participation Agreement, dated as of May 1, 2001 (the “Roseton Participation Agreement”), among Dynegy Roseton, Roseton OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Roseton OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Facility Lease Agreement, dated as of May 8, 2001, between Roseton OL LLC, as Owner Lessor, and Dynegy Roseton, L.L.C., as Facility Lessee, pertaining to Units 1 and 2 of the Roseton Power Station in Newburgh, New York, and (c) the other “Operative Documents” as defined in Appendix A to the Roseton Participation Agreement.

“Roseton Participation Agreement” has the meaning ascribed to it in the definition of “Roseton Lease Documents.”

“Senior Notes” means the 8.750% Senior Notes due 2012, the 7.50% Senior Unsecured Notes due 2015, the 8.375% Senior Unsecured Notes due 2016, the 7.125% Senior Debentures due 2018, the 7.75% Senior Unsecured Notes due 2019, and the 7.625% Senior Debentures due 2026, in each case issued by DH under the Senior Notes Indenture.

“Senior Notes Indenture” means that certain Indenture, dated as of September 26, 1996, restated as of March 23, 1998, and amended and restated as of March 14, 2001, between DH (f/k/a Dynegy Holdings Inc.) and Bank One Trust Company, National Association, as Trustee (as amended, restated and supplemented through the Petition Date).

“Senior Notes Indenture Trustee” means Wilmington Trust, National Association, as indenture trustee under the Senior Notes Indenture.

“Settlement Agreement” has the meaning ascribed to it in the Recitals.

8

“Settlement Effective Date” has the meaning ascribed to it in the Settlement Agreement.

“Solicitation Materials” means the Disclosure Statement and other solicitation materials in respect of the Conforming Plan as approved by the Bankruptcy Court pursuant to Section 1125(b) of the Bankruptcy Code.

“Subordinated Notes” means those certain Series B 8.316% Subordinated Deferrable Interest Debentures due 2027 in the initial aggregate principal amount of $206,200,000, issued by DH under the Subordinated Notes Indenture.

“Subordinated Notes Claims” means all Claims against DH (and the Surviving Entity, as applicable) arising under or based upon the Subordinated Notes Indenture, Subordinated Notes, NGC Trust Capital Income Securities, NGC Trust Common Securities or NGC Trust Capital Income Securities Guarantee,

“Subordinated Notes Indenture” means that certain Subordinated Debenture Indenture between DH (f/k/a NGC Corporation) and First National Bank of Chicago, as Debenture Trustee, dated as of May 28, 1997 (as amended, restated and supplemented through the Petition Date).

“Subordinated Notes Indenture Trustee” means Wells Fargo, as successor indenture trustee under the Subordinated Notes Indenture.

“Surviving Entity” has the meaning ascribed to it in Section 2.a.

“Transfer” has the meaning ascribed to it in Section 7.

“Warrant Agreement” means that certain Warrant Agreement, to be dated as of the Plan Effective Date, governing the Warrants, which shall be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

“Warrants” means the warrants to be issued pursuant to the Warrant Agreement entitling holders thereof to purchase an aggregate of 13.5% of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other equity interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates), for an exercise price determined based on a net equity value of the Surviving Entity of $4 billion (assuming that the Conforming Plan provides for a cash payment to unsecured creditors of DH of not less than $200 million), and containing customary anti-dilution adjustments.

“Wells Fargo” means Wells Fargo Bank, N.A.

2.                                      Agreement of Plan Proponents. Subject to the terms and conditions of this Agreement, Dynegy and DH (the “Plan Proponents”) each agrees to:

a.                                      amend the Existing Plan to effectuate the following terms (such amended plan, in form and substance reasonably acceptable to Dynegy, DH, the Creditors’

9

Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee, the “Conforming Plan”):

i.                  Combination of DH and Dynegy.  On or prior to the Plan Effective Date, DH and Dynegy shall be merged or combined (the “Combination”), (the entity surviving such combination being the “Surviving Entity”) pursuant to documentation that is in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee (the “Combination Documentation”).  By virtue of the Combination, all DH equity interests issued and outstanding immediately prior to the effective time of the Combination will be cancelled.

ii.               Board of Directors of Surviving Entity.  The Board of Directors of the Surviving Entity will be selected by the holders of Allowed General Unsecured Claims against DH who are not insiders of DH pursuant to a process that shall be specified in the Conforming Plan; provided, that the Conforming Plan will indicate that the current directors of Dynegy and DH shall be eligible to be, but there shall be no obligation that they be, selected for the Board of Directors of the Surviving Entity pursuant to sections 1123(a)(7) and 1129(a)(5) of the Bankruptcy Code.

iii.            Treatment of General Unsecured Claims.  The treatment of Allowed General Unsecured Claims against DH (which shall include Subordinated Notes Claims as set forth in subclause ix. below) under the Existing Plan shall be amended to eliminate the issuance of the Plan Secured Notes, the Plan Cash Payment and the Plan Preferred Stock, and provide that such holders of Allowed General Unsecured Claims against DH will receive a Pro Rata Share of (a) ninety-nine percent (99%) of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other Equity Interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates and the Warrants), (b) any amounts to which they may be entitled as a result of the sale of the Roseton and Danskammer facilities contemplated by the Settlement Agreement, and (c) a cash payment of not less than $200 million to be allocated and/or distributed to general unsecured creditors as determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

iv.           Treatment of Equity Interests.  The holders of Equity Interests in Dynegy, DH or the Surviving Entity shall not receive any distribution or retain any interest or property under the Conforming Plan on account of such holder’s Equity Interests.

10

v.              Treatment of Dynegy Administrative Claim.  The Dynegy Administrative Claim shall be treated as provided in Section II.a(ii) of the Settlement Agreement.

vi.           Releases.  The Conforming Plan will include a full release of all Parties and the Lease Trustee, including, among others, their respective directors, officers, managers, agents, attorneys, advisors, accountants and consultants, to the extent permitted by applicable law, which in the case of any third-party releases shall be subject to customary carve-outs.

vii.        Creditor Professional Fee Claims.  Pursuant to the Conforming Plan, all unpaid fees and expenses incurred pursuant to engagement letters disclosed to DH, Dynegy and the Creditors’ Committee and, if no engagement letter is in effect, all reasonable and documented unpaid fees and expenses of (x) the Lease Trustee, its professionals and advisors and the professionals and advisors to the Consenting Lease Certificate Holders, (y) the professionals and advisors of the Ad Hoc Senior Noteholder Committee and each of the Consenting Senior Noteholders and their advisors, and (z) the professionals and advisors to the PSEG Entities, in each case, from and after the Settlement Effective Date through the Plan Effective Date, to the extent not paid by Dynegy in accordance with the Settlement Agreement, shall be treated as allowed administrative expenses under the Conforming Plan and shall be paid in full, in cash, on the Plan Effective Date (each, a “Creditor Professional Fee Claim”); provided, that such fees and expenses incurred (other than pursuant to an engagement letter described above) shall be submitted to the Debtors and the Creditors’ Committee in the form of customary summary invoices of the relevant law firms and institutions not less than fifteen (15) Business Days prior to the Plan Effective Date (including a good faith estimate for fees and expenses anticipated to be incurred through the Plan Effective Date) for review as to reasonableness, and in the event of any dispute as to the reasonableness of such submitted costs and expenses, the undisputed portion shall be paid by DH on the Plan Effective Date, and the disputed portion shall not be paid but shall be reserved pending resolution of such dispute, either by mutual agreement or by order of the Bankruptcy Court in the event such dispute cannot be resolved by agreement; provided, further that fees and expenses incurred pursuant to an engagement letter described above shall be subject to the standard of review and conditions set forth in the applicable engagement letter.  To the extent the above provision of the Conforming Plan is not approved, each Party agrees to support the application by the parties listed in clauses (x) through (z) above for payment of such fees and expenses under section 503(b)(3)(D) of the Bankruptcy Code or otherwise.  The Conforming Plan shall also provide for payment to the Lease Trustee, the Senior Notes Indenture Trustee and the Subordinated Notes Indenture Trustee of reasonable compensation and reimbursement

11

                        of reasonable out-of-pocket expenses, without further court approval, for services provided by the Lease Trustee, Senior Notes Indenture Trustee and the Subordinated Notes Indenture Trustee after the Plan Effective Date in connection with making plan distributions or otherwise effectuating the Conforming Plan or as provided under the Lease Indentures, the Senior Notes Indenture or the Subordinated Notes Indenture.  For the avoidance of doubt, nothing in this Section 2.a.vii. constitutes a waiver or modification of any Party’s right to payment under Section II.e of the Settlement Agreement.  The Parties agree that the Conforming Plan shall provide for the same relevant provisions as the Existing Plan permitting payment by the Debtors of reasonable fees and expenses of the Subordinated Notes Indenture Trustee and its advisors and such provision shall not be amended without prior consent of the Subordinated Notes Indenture Trustee.  Nothing herein shall be deemed to impair, waive, discharge or negatively affect the Indenture Trustee Charging Lien (as defined in the Existing Plan).

viii.     Registration Rights.  The Conforming Plan will provide for a registration rights agreement, including a customary shelf registration, for the benefit of any holder of Allowed General Unsecured Claims who would be, immediately following the Plan Effective Date, a holder of 10% or more of the common shares of the Surviving Entity, the terms of which shall be in form and substance satisfactory to Dynegy, DH, a Majority of the Consenting Senior Noteholders, a Majority of the Consenting Lease Certificate Holders and the Creditors’ Committee.

ix.           Treatment of Subordinated Notes Claims.  The treatment of Allowed Subordinated Notes Claims under the Existing Plan shall be changed to reflect that the Conforming Plan will (i) provide Wells Fargo, as Subordinated Notes Indenture Trustee, solely on behalf of the holders of the Subordinated Notes Claims with an Allowed General Unsecured Claim in the amount of $55,000,000 (which Claim shall receive the treatment described in subclause iii. above) against DH in exchange for and in full satisfaction of any and all Subordinated Notes Claims, and (ii) provide for a full waiver of the right of subordination that any claim holder might have with respect to such claim.  The Parties shall include appropriate language in any proposed form of order confirming such plan to reflect such waiver, including language providing that DH (or, as applicable, the Surviving Entity) shall fully indemnify the Senior Notes Indenture Trustee, to the extent required under the Senior Notes Indenture, for any liability and shall reimburse, to the extent required under the Senior Notes Indenture, the Senior Notes Indenture Trustee’s fees and expenses (including the fees and expenses of its legal counsel) arising from or related to any claim asserted by a holder of Senior Notes (that is not a Consenting Senior Noteholder) related to the foregoing treatment.

12

b.                                      file with the Bankruptcy Court the Conforming Plan, the Disclosure Statement, and a motion seeking the Disclosure Statement Order, and use commercially reasonable efforts to obtain approval of the Disclosure Statement and entry of the Disclosure Statement Order by the Bankruptcy Court, and confirmation and consummation of the Conforming Plan;

c.                                       not object to, or otherwise commence, join with or support in any manner any proceeding to oppose, the Conforming Plan or take any action to implement or otherwise support any other plan or proposal that is inconsistent with the Conforming Plan or the terms of this Agreement, or that would prevent, interfere with or unreasonably delay the consummation of the Conforming Plan;

d.                                      support allowance of any Creditor Professional Fee Claim (subject to the invoice review and dispute resolution procedures set forth in Section 2.a.vii. of this Agreement);

e.                                       not withdraw the Conforming Plan or amend or modify the Conforming Plan in any material manner except as permitted under this Agreement and except as ordered by the Bankruptcy Court; and

f.                                        except as ordered by the Bankruptcy Court, take no actions that are inconsistent with this Agreement or the confirmation and consummation of the Conforming Plan; provided, that notwithstanding anything to the contrary herein, nothing in this Agreement or the Settlement Agreement shall require DH or any director, manager or officer of DH, in such person’s capacity as a director, manager or officer of DH, to take any action, or to refrain from taking any action, which is inconsistent with such director’s, manager’s or officer’s fiduciary obligations under applicable law.

13

3.                                      Agreement of Creditor Parties.  Subject to the terms and conditions of this Agreement, each Creditor Party (severally and not jointly) agrees on its behalf and on behalf of its Controlled Affiliates to (and, to the extent applicable, in the case of (x) each of the Consenting Lease Certificate Holders, also agrees to direct the Lease Trustee and (y) each of the Consenting Sub Debt Holders, also agrees to direct the Subordinated Notes Indenture Trustee), do the following:

a.                                      (i) so long as its vote has been properly solicited pursuant to sections 1125 and 1126 of the Bankruptcy Code, timely vote all Claims, now or hereafter beneficially owned by such Creditor Party or for which it now or hereafter serves as the nominee, investment manager, trustee or advisor for beneficial holders thereof, to accept the Conforming Plan in accordance with the applicable procedures set forth in the Solicitation Materials, and timely return a duly executed Ballot in connection therewith; (ii) support approval and confirmation of the Conforming Plan, including the releases, exculpations and injunctions contained in the Conforming Plan and any provision that provides for the cancellation of contractual subordination provisions with respect to the Subordinated Notes in accordance with Section 2.a.ix; and (iii) not make an election, if applicable, to “opt-out” of any third party releases contained in the Conforming Plan;

b.                                      not withdraw or revoke its tender, consent or vote with respect to the Conforming Plan and any Definitive Documents, except as otherwise expressly permitted pursuant to this Agreement; and

c.                                       not (i) oppose or object to the Conforming Plan, the Disclosure Statement or other Definitive Documents, the Settlement Agreement, any Creditor Professional Fee Claim, or the solicitation or consummation of the Conforming Plan and the transactions contemplated by the Definitive Documents or the Settlement Agreement, whether directly or indirectly, (ii) join in or support any objection to the Conforming Plan, Disclosure Statement or other Definitive Documents, to the Settlement Agreement, to any Creditor Professional Fee Claim, or to the solicitation of the Conforming Plan, (iii) initiate any legal proceedings that are inconsistent with or that would delay, prevent, frustrate or impede the approval, confirmation or consummation of the Disclosure Statement, the Conforming Plan or other Definitive Documents, the Settlement Agreement or the transactions outlined therein or in this Agreement, or otherwise commence any proceedings to oppose the Conforming Plan, the Disclosure Statement or any of the other Definitive Documents, or the Settlement Agreement, or take any other action that is barred by this Agreement, including, but not limited to, any motion to appoint a trustee in the Chapter 11 Cases; (iv) pursue any right or remedy under or relating to the Senior Notes Indenture, the Senior Notes, the Lease Indentures, the Lease Certificates, any of the Lease Documents, the Subordinated Notes Claims, the Subordinated Notes Indenture, the Subordinated Notes, the NGC Trust Declaration, the NGC Trust Capital Income Securities or the NGC Trust Capital Income Securities Guarantee to the extent inconsistent with this Agreement, the Settlement Agreement, the Conforming Plan or the other Definitive Documents; (v) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Senior Notes Indenture, the Senior Notes, the Lease Indentures, the Lease Certificates, the

14

Subordinated Notes Claims, any of the Lease Documents, the Subordinated Notes Indenture, the Subordinated Notes, the NGC Trust Declaration, the NGC Trust Capital Income Securities or the NGC Trust Capital Income Securities Guarantee, to the extent inconsistent with this Agreement or the Settlement Agreement; (vi) vote for, consent to, support or participate in the formulation of any other restructuring or settlement of the Debtors’ claims, any other transaction involving the Debtors or Dynegy, any of their affiliates or their respective assets, any of their respective stock, or any plan of reorganization (with the exception of the Conforming Plan) or liquidation under applicable bankruptcy or insolvency laws, whether domestic or foreign, in respect of the Debtors or Dynegy or their respective affiliates, except as otherwise expressly contemplated pursuant to this Agreement or the Settlement Agreement; (vii) directly or indirectly seek, solicit, support, formulate, entertain or encourage discussions, or enter into any agreements relating to, any restructuring, plan of reorganization, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, transaction, sale, disposition or restructuring of the Debtors or Dynegy or their respective affiliates (or any of their assets or stock) other than the Conforming Plan, the Settlement Agreement or as otherwise set forth in this Agreement (any such plan or other action as described in clauses (vi) and (vii) immediately above, an “Alternative Plan”); (viii) engage in or otherwise participate in any negotiations regarding any Alternative Plan, enter into any letter of intent, memorandum of understanding, agreement in principle or other agreement relating to any Alternative Plan; (ix) solicit, encourage, or direct any Person, including, without limitation the Lease Trustee, the Senior Notes Indenture Trustee or the Subordinated Notes Indenture Trustee or the trustee of the NGC Trust, to undertake any action set forth in clauses (i) through (viii) of this subsection (c); or (x) permit any of its, or its Controlled Affiliates, officers, directors, managers, employees, partners, representatives and agents to undertake any action set forth in clauses (i) through (ix) of this subsection (c).

Notwithstanding anything to the contrary in this Section 3, the Consenting Sub Debt Holders shall not be required to pay any out-of-pocket fees and expenses related to their obligations in this Section 3 and shall not be required to provide any indemnity to the Subordinated Notes Indenture Trustee in connection herewith.

4.                                      Appearance in Chapter 11 Cases.  Nothing in this Agreement shall be construed to prohibit any Party, or its officers or representatives, from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases if such appearance and the positions advocated in connection therewith are (i) consistent with this Agreement and the Settlement Agreement or (ii) for the purposes of contesting whether any matter, fact or thing, is a breach of, or inconsistent with, this Agreement and the Settlement Agreement, and are not for the purpose of, and could not reasonably be expected to have the effect of, hindering, delaying or preventing the consummation of the transactions contemplated in this Agreement and the Settlement Agreement.  This Agreement shall not, and shall not be deemed to, impair, prohibit, limit or restrict any Party, its officers, directors, advisors, agents, attorneys or other representatives from engaging in discussions (or asserting any position of any kind or character in such discussions) with any person; provided, that such discussions do not otherwise breach the terms of the Conforming Plan, the Settlement Agreement or this Agreement.

15

5.                                      Definitive Documents.  Each of the Parties agrees to negotiate in good faith the form of the following documents (collectively, the “Definitive Documents”): (a) the Conforming Plan, and any appendices, amendments, modifications, supplements, exhibits and schedules relating thereto; (b) the disclosure statement in connection with the Conforming Plan, and any appendices, amendments, modifications, supplements, exhibits and schedules relating thereto (the “Disclosure Statement”); (c) the order to be entered by the Bankruptcy Court (i) approving the Disclosure Statement as containing adequate information required under section 1125 of the Bankruptcy Code, and (ii) authorizing the use of the Disclosure Statement for soliciting votes on the Conforming Plan (the “Disclosure Statement Order”); (d) the order of the Bankruptcy Court confirming the Conforming Plan (the “Confirmation Order”); (e) the Combination Documentation; and (f) the Warrant Agreement, each of which shall be consistent with this Agreement in all material respects and shall otherwise be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

6.                                      Acknowledgements.  Each Party acknowledges that (a) no securities of either Dynegy or DH are being offered or sold hereby and this Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities of Dynegy, DH or any of their affiliates, and (b) this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Conforming Plan pursuant to section 1125 of the Bankruptcy Code.

7.                                      Limitations on Transfers of Claims.  Each Creditor Party agrees that, prior to the termination of this Agreement, it shall not (a) sell, transfer, assign, pledge, convey, hypothecate, grant a participation interest in, or otherwise dispose of, directly or indirectly, its right, title, or interest in respect of any of such Creditor Party’s interest in its applicable Claim(s) in whole or in part (including any voting rights associated with such Claims), or (b) grant any proxies, deposit any of such Creditor Party’s interests in the applicable Claim(s) into a voting trust, or enter into a voting agreement with respect to any such interest (collectively, the actions described in clauses (a) and (b), a “Transfer”), unless such Transfer is to another Creditor Party that is party to this Agreement or any other entity that first agrees in an enforceable writing to be bound by the terms of this Agreement by executing and delivering to the Plan Proponents and the Creditors’ Committee a joinder to this Agreement substantially in the form attached hereto as Exhibit A or such alternative form agreed to by Dynegy and DH (each such transferee becoming upon the Transfer a Creditor Party hereunder).  With respect to Claims held by the relevant transferee upon consummation of a Transfer, such transferee is deemed to make all of the representations and warranties of a Creditor Party set forth in Section 11.a. of this Agreement.  Upon compliance with the foregoing, the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  Any Transfer made in violation of this Agreement shall be deemed null and void and of no force or effect, regardless of any prior notice provided to the Plan Proponents, and shall not create any obligation or liability of the Plan Proponents to the purported transferee (it being understood that the putative transferor shall continue to be bound by the terms and conditions set forth in this Agreement).  In no event shall this Agreement impose on the Creditor Parties an obligation to disclose the price for which any Creditor Party has disposed of any Claim.  Notwithstanding the foregoing, a Qualified Marketmaker that acquires any of the Claims subject to this Agreement with the purpose and intent of acting as a Qualified Marketmaker for

16

such Claims shall not be required to execute a joinder to this Agreement or otherwise agree to be bound by the terms and conditions set forth herein if such Qualified Marketmaker sells or assigns such Claims within ten (10) Business Days of its acquisition and the purchaser or assignee of such Claims from the Qualified Marketmaker is a Creditor Party that is party to this Agreement or any other entity that first agrees in an enforceable writing to be bound by the terms of this Agreement by executing and delivering to the Plan Proponents a joinder to this Agreement substantially in the form attached hereto as Exhibit A or such alternative form agreed to by Dynegy and DH, but shall agree to be so bound (and shall be deemed to have so agreed) if such conditions are not satisfied.

8.                                      Further Acquisition of Claims.  This Agreement shall in no way be construed to preclude any Creditor Party or any of its affiliates from acquiring additional Claims.  Any such additional Claims shall automatically be subject to the terms of this Agreement.  If at any time requested by the Plan Proponents, each Creditor Party shall promptly (and, in no event later than two (2) Business Days after such request) inform the Plan Proponents and the Creditors’ Committee of the aggregate principal amount of Claims for which, as of the date of such request, it is the legal owner, beneficial owner and/or investment advisor or manager for the legal or beneficial owner.  In no event shall this Agreement impose on any Creditor Party an obligation to disclose the price paid for any Claims.

9.                                      Cooperation and Support.  The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Agreement) in respect of the consummation of the transactions contemplated by this Agreement.  Furthermore, subject to the terms of this Agreement, each of the Parties shall use its commercially reasonable efforts to (a) support and complete all transactions contemplated hereby, including, without limitation, taking all steps necessary and desirable to (1) file the Conforming Plan and Disclosure Statement with the Bankruptcy Court on or prior to June 8, 2012, (2) have the Bankruptcy Court enter the Disclosure Statement Order on or prior to July 20, 2012, (3) have the Bankruptcy Court enter the Confirmation Order on or prior to September 10, 2012, (4) have the Plan Effective Date occur on or prior to October 1, 2012, and (5) have the Bankruptcy Court enter the order approving the Settlement Agreement and cause all other conditions precedent to the Settlement Effective Date to be satisfied or waived prior June 29, 2012; (b) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby, including (1) obtaining any and all required governmental and regulatory approvals, including, without limitation, obtaining any required approvals pursuant to Section 203 of the Federal Power Act, as amended, codified at 16 U.S.C. § 824 et. seq. and the implementing regulations thereunder, and any similar state law, and (2) making and filing any and all required regulatory filings; and (c) refrain from taking any action inconsistent with this Agreement or the Settlement Agreement.  Counsel to each of the Plan Proponents and each of the Creditor Parties shall consult in good faith to ensure that all Definitive Documents are consistent in all material respects with this Agreement and the Settlement Agreement.  Notwithstanding the requirements of this Section 9, the Consenting Sub Debt Holders shall not be required to pay any out-of-pocket fees and expenses related to their obligations herein, and shall not be required to provide any indemnity to the Subordinated Notes Indenture Trustee in connection herewith.

17

10.                               Effectiveness of this Agreement.  This Agreement shall become effective immediately upon execution and delivery of this Agreement by all Parties hereto.

11.                               Representations of the Parties.

a.                                      The Creditor Parties’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Agreement, each Creditor Party, severally but not jointly, represents, warrants and acknowledges as follows:

i.                  Authority. (A) The Creditor Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership or other power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party and perform its obligations under this Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein; (B) the execution, delivery and performance by the Creditor Party of this Agreement and the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of the Creditor Party and no other action or proceedings on the part of the Creditor Parties are necessary to authorize and approve this Agreement or the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party or any of the transactions contemplated herein or therein; and (C) solely with respect to the Consenting Lease Certificate Holders, such Consenting Lease Certificate Holders (i) hold, in the aggregate, a majority of the fractional undivided interests evidenced by the Lease Certificates, and (ii) have directed the Lease Trustee to execute and deliver the Settlement Agreement and the other documents and instruments contemplated thereby, and to thereby bind all of the Lease Certificate Holders, including the Consenting Lease Certificate Holders, to the terms of the Settlement Agreement.

ii.               Ownership.  Each Creditor Party is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of a Claim arising out of or relating to the Senior Notes, the Lease Certificates, the Lease Documents, the Subordinated Notes, the NGC Trust Capital Income Securities, the NGC Trust Capital Income Securities Guarantee and/or other debt obligations owed by the Debtors.

iii.            Validity.  This Agreement has been duly executed and delivered by the Creditor Party and constitutes the legal, valid and binding agreement of

18

the Creditor Party, enforceable against the Creditor Party in accordance with its terms.

iv.           No Conflict.  The execution, delivery and performance by the Creditor Party (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause v below, violate any provision of law, rule or regulation applicable to it or, in the case of an entity, any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it, or, where applicable, any of its subsidiaries is a party.

v.              Authorization of Governmental Authorities and Creditors.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Creditor Party pursuant to this Agreement; provided, that implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

vi.           No Reliance.  The Creditor Party (A) is a sophisticated party with respect to the subject matter of this Agreement, (B) has been represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as the Creditor Party has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Creditor Party has relied upon each other Party’s express representations, warranties and covenants in this Agreement, and the Creditor Party acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

vii.        Title.  As of the date hereof, the Creditor Party is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of the Claims in the aggregate principal amount set forth in the disclosure certificate which shall be provided to DH and Dynegy within three (3) Business Days of the execution of the Settlement Agreement (the “Disclosure Certificate”) (and in the case of a nominee, it has due and proper authorization to act on behalf of, and to

19

bind, the beneficial owner of such Claims); provided, that the information contained in the Disclosure Certificate shall be maintained as confidential by DH, Dynegy and their financial advisors and legal counsel, except to the extent otherwise required by law or any rule or regulation of any exchange or regulatory authority; and provided further that, subject to Section 26 of this Agreement, DH and Dynegy may disclose the aggregate of all Claims held by the Creditor Parties.  The Creditor Party’s interest in the Claim is free and clear of any pledge, lien, security interest, charge, claim, equity, option, warrant, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would adversely affect in any way the Creditor Party’s performance of its obligations contained in the Settlement Agreement at the time such obligations are required to be performed.  Any Creditor Party that provided a Disclosure Certificate in connection with the May 1 Settlement Agreement and does not provide another Disclosure Certificate in connection herewith, will be deemed to represent the continued accuracy as of the date hereof of such previous Disclosure Certificate.

b.                                      Debtors’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

i.                  Authority.  Subject to any Bankruptcy Court approval that may be required, (A) each of the Debtors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership and limited liability company or other the power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which the Debtors are contemplated to be parties and perform their obligations under this Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by such Debtors under this Agreement and the other documents and instruments contemplated hereby to which each such Debtor is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Debtor, and no other actions or proceedings on the part of such Debtor are necessary to authorize and approve this Agreement.

ii.               Validity.  Subject to any Bankruptcy Court approval that may be required, this Agreement has been duly executed and delivered by the Debtors and constitutes the legal, valid and binding agreement of the Debtors, enforceable against the Debtors in accordance with its terms.

20

iii.            No Conflict.  Subject to any Bankruptcy Court approval that may be required, the execution, delivery and performance by the Debtors (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause iv below, violate any provision of law, rule or regulation applicable to the Debtors or any of their subsidiaries or the Debtors’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

iv.           Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and any Bankruptcy Court approval that may be required for the Debtors’ authority to enter into and implement this Agreement, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Debtors of this Agreement; provided that, implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

v.              No Reliance.  Each of the Debtors (A) is a sophisticated party with respect to the matters that are the subject of this Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Debtors have relied upon each other Party’s express representations, warranties and covenants in this Agreement, which each of the Debtors enters, or as to which each Debtor acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

c.                                       Representations and Warranties of Dynegy, DGIN and Dynegy Coal Holdco.  To induce each other Party to enter into and perform its obligations under this Agreement, each of Dynegy, DGIN and Dynegy Coal Holdco hereby represents, warrants and acknowledges as follows:

i.                  Authority.  (A) each of Dynegy, DGIN and Dynegy Coal Holdco is duly organized, validly existing and in good standing under the laws of the

21

jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco under this Agreement and the other documents and instruments contemplated hereby to which each of Dynegy, DGIN and Dynegy Coal Holdco is contemplated to be a party, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the party of Dynegy, DGIN and Dynegy Coal Holdco, and no other action or proceedings on the part of Dynegy, DGIN and Dynegy Coal Holdco are necessary to authorize and approve this Agreement or the other documents and instruments contemplated hereby to which Dynegy, DGIN and Dynegy Coal Holdco are contemplated to be parties or any of the transactions contemplated herein or therein.

ii.               Validity.  This Agreement has been duly executed and delivered by each of Dynegy, DGIN and Dynegy Coal Holdco and constitutes the legal, valid and binding agreement of each of Dynegy, DGIN and Dynegy Coal Holdco, enforceable against Dynegy, DGIN and Dynegy Coal Holdco in accordance with its terms.

iii.            No Conflict.  The execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause iv below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

iv.           Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco of this Agreement.

22

v.              No Reliance.  Each of Dynegy, DGIN and Dynegy Coal Holdco A) is a sophisticated party with respect to the subject matter of this Agreement, (B) has been represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each of Dynegy, DGIN and Dynegy Coal Holdco has relied upon each other Party’s express representations, warranties and covenants in this Agreement, which it enters, and each of Dynegy, DGIN and Dynegy Coal Holdco acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

12.                               Termination.  This Agreement and the obligations of the Parties hereunder shall terminate on the Plan Effective Date or the effective date of any other bankruptcy plan for DH, if not previously terminated pursuant to this Section 12.  This Agreement and the obligations of the Parties hereunder may be terminated (a) as to all parties and all obligations by mutual written agreement of each of Dynegy, DH, a Majority of the Consenting Senior Noteholders, a Majority of the Consenting Lease Certificate Holders, a Majority of the Consenting Sub Debt Holders, and RCM, or (b) by any of (i) Dynegy, (ii) DH, (iii) a Majority of the Consenting Senior Noteholders, (iv) a Majority of the Consenting Lease Certificate Holders, or (v) prior to the date that the Approval Order has been entered, a Majority of the Consenting Sub Debt Holders, upon the occurrence of any of the following events; provided, further, that with respect to subparagraph 12.i. below, the obligations of the Parties under this Agreement may not be terminated by the breaching Party:

a.              termination of the Settlement Agreement;

b.              the Conforming Plan and Disclosure Statement shall not have been filed with the Bankruptcy Court on or prior to June 8, 2012;

c.               the Settlement Effective Date shall not have occurred prior to June 29, 2012;

d.              the Bankruptcy Court shall have failed to enter the Disclosure Statement Order on or prior July 20, 2012;

e.               the Bankruptcy Court shall have failed to enter the Confirmation Order on or prior to September 10, 2012;

f.                the Plan Effective Date shall not have occurred by October 1, 2012;

g.               any court of competent jurisdiction or other competent governmental or regulatory authority shall have issued an order making it illegal or otherwise restricting, preventing or prohibiting the transactions contemplated by the

23

Conforming Plan in a manner that cannot reasonably be remedied by Dynegy, the Debtors or the Creditor Parties;

h.              the appointment of a trustee, receiver, examiner with expanded powers, responsible person or responsible officer in any bankruptcy case of Dynegy; or

i.                  the occurrence of a material breach of this Agreement by any of the Parties of any of its obligations under this Agreement, and any such breach is either unable to be cured or is not cured within five (5) Business Days after receipt of written notice from any non-breaching Party delivered to all other Parties.

13.                               Effect of Termination.  Upon termination of this Agreement in accordance with Section 12 hereof, all obligations of the Parties under this Agreement shall terminate and shall be of no further force and effect except as otherwise provided herein; provided, that any claim for breach of this Agreement shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Agreement.  For the avoidance of doubt, a termination of this Agreement, in and of itself, shall not affect the Settlement Agreement.

14.                               Individual Withdrawal Rights.  In addition to the termination rights set forth in Section 12, in the event that (i) the Conforming Plan and Disclosure Statement shall not have been filed with the Bankruptcy Court on or prior to June 8, 2012, (ii) the Settlement Effective Date shall not have occurred prior to June 29, 2012, (iii) the Bankruptcy Court shall have failed to enter the Disclosure Statement Order on or prior July 20, 2012, (iv) the Bankruptcy Court shall have failed to enter the Confirmation Order on or prior to September 10, 2012, or (v) the Plan Effective Date shall not have occurred by October 1, 2012, any Consenting Senior Noteholder or Consenting Lease Certificate Holder or, prior to entry of the Approval Order, a Consenting Sub Debt Holder may, in its individual capacity, terminate its obligations under this Agreement upon two (2) Business Days’ prior notice to DH, Dynegy, the Creditors’ Committee and the other Creditor Parties; provided, however, that any withdrawal by any such Consenting Senior Noteholder, Consenting Lease Certificate Holder or Consenting Sub Debt Holder pursuant to this Section 14 shall not affect the obligations of any other Party under this Agreement unless this Agreement is terminated pursuant to Section 12.

15.                               Termination of Noteholder RSA.  The Noteholder RSA has been terminated as of May 1, 2012 and the parties thereto have no further obligations thereunder.

16.                               Fiduciary Duties of Creditors’ Committee Members.  Notwithstanding anything to the contrary herein, if any Creditor Party serves on the Creditors’ Committee, then the terms of this Agreement shall not be construed to limit such Creditor Party’s exercise of fiduciary duties in its role as a member of the Creditors’ Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of this Agreement; provided, that service as a member of the Creditors’ Committee shall not relieve such Creditor Party in its non-committee capacity of its obligations under this Agreement

17.                               Fiduciary Duties of Debtors.  The Debtors are not seeking Bankruptcy Court approval of the terms of this Agreement; provided, that this Agreement shall only be binding on

24

the Debtors to the extent permissible in the absence of Bankruptcy Court approval.  The enforceability of this Agreement with respect to the Debtors shall have no effect on the enforceability of this Agreement against all other Parties hereto.

18.                               Governing Law; Jurisdiction.

a.                                      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

b.                                      By its execution and delivery of this Agreement, each of the Parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the Bankruptcy Court.  By execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court, generally and unconditionally, with respect to any such action, suit or proceeding, and waives any objection it may have to venue or the convenience of the forum.

c.                                       In the event the Bankruptcy Court does not have or refuses to exercise jurisdiction with respect to this Agreement and any disputes arising therefrom, any legal action, suit, or proceeding against the Parties (or any of them) with respect to any matter under or arising out of or in connection with this Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York or courts of the State of New York located in the Borough of Manhattan, City of New York, and by execution and delivery of this Agreement, each Party irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court and those courts.

19.                               No Admission of Liability.  Each Party enters into this Agreement without admitting any liability or conceding any allegations not already expressly admitted.  This Agreement and its provisions shall not be offered or received in evidence in any action or proceeding as an admission or concession of liability or wrongdoing of any nature on the part of any Party except that it may be offered and received in evidence solely to enforce this Agreement.

20.                               Third-Party Beneficiaries.  Nothing in this Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto unless expressly set forth herein.  For the avoidance of doubt, the Lease Trustee is an intended third-party beneficiary of Sections 2.a., 5, 21 and 23 hereof, subject to Section 27 of this Agreement, the Creditors’ Committee is an intended third-party beneficiary of Sections 2.a., 5, 7, 8, 21, 23, 27 and 30 hereof, and the Subordinated Notes Indenture Trustee is an intended third-party beneficiary of Section 2.a.ix. hereof.

25

21.                               Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by e-mail or electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Dynegy:
Dynegy Inc. Attention: Catherine Callaway 601 Travis – 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com with a copy to:
White & Case LLP Attention: Thomas E Lauria 200 South Biscayne Boulevard Suite 4900 Miami, Florida 33131 Telephone: (305) 995-5282 Facsimile: (305) 358-5744 E-mail: tlauria@whitecase.com
If to DH:

Dynegy Holdings, LLC
Attention: Catherine Callaway
601 Travis – 14th Floor
Houston, Texas 77002
Telephone: (713) 767-4615
Facsimile: (713) 767-5181
E-mail: Catherine.Callaway@dynegy.com

and

Attention: David Hershberg
E-mail: david.hershberg@gmail.com.
c/o Young Conaway Stargatt & Taylor, LLP
Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street
Wilmington, Delaware 19801
Telephone:  (302) 571-6684
Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

26

with a copy to:
Sidley Austin LLP Attention: James F. Conlan One South Dearborn Chicago, Illinois 60603 Telephone: (312) 853-6890 Facsimile: (312) 853-7036 E-mail: jconlan@sidley.com with a copy to:

Young Conaway Stargatt & Taylor, LLP
Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street
Wilmington, Delaware 19801
Telephone:  (302) 571-6684
Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

If to the Ad Hoc Senior Noteholders Committee:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attention: Andrew N. Rosenberg and Alice Belisle Eaton
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 373-3000
Facsimile: (212) 757-3990
E-mail: arosenberg@paulweiss.com and
aeaton@paulweiss.com

If to Franklin Advisers:
Franklin Advisers, Inc. Attention: Ed Perks and Piret Loone One Franklin Parkway San Mateo, California 94403 Facsimile: (916) 463-1902 E-mail: perksed@frk.com and ploone@frk.com with a copy to:
Milbank, Tweed, Hadley & McCloy LLP Attention: Thomas Kreller and Brett Goldblatt 601 S. Figueroa Street 30th Floor

27

Los Angeles, California 90017 Telephone: (213) 892-4000 Facsimile: (213) 629-5063 E-mail: tkreller@milbank.com and bgoldblatt@milbank.com
If to Oaktree Capital Management:
Oaktree Capital Management Attention: Kenneth Liang 333 South Grand Avenue, 28th Floor Los Angeles, California 90071 Facsimile: (213) 830-8522 E-mail: kliang@oaktreecapital.com
If to the Consenting Lease Certificate Holders:

c/o Cadwalader, Wickersham & Taft LLP
Attention: George A. Davis & Josh Brant
One World Financial Center
New York, New York 10281
Telephone: (212) 504-6797
Facsimile: (212) 504-6666
E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to the PSEG Entities:

Resources Capital Management Corporation
80 Park Plaza, T-20
Newark, New Jersey 07102
Attention: Scott S. Jennings
Telephone: (973) 430-8660
Facsimile: (973) 643-8385
E-mail: scott.jennings@pseg.com

and

Attention: Shawn P. Leyden
Telephone: (973) 430-7698
Facsimile: (973) 643-8385
E-mail: shawnp.leyden@pseg.com

with a copy to:
Jenner & Block LLP 353 North Clark Street Chicago, Illinois 60654

28

Attention: David J. Bradford
Telephone: (312) 923-2975
Facsimile: (312) 840-7375
E-mail: dbradford@jenner.com

and

Attention: Daniel R. Murray
Telephone number: 312-923-2953
Facsimile number 312-840-7353
E-mail: dmurray@jenner.com

If to the Lease Trustee:

U.S. Bank National Association
Attention: Pamela J. Wieder & Wayne F. Miller
60 Livingston Avenue
St. Paul, Minnesota 55107
Telephone: (651) 495-3961
Facsimile: (651) 495-8100
E-mail: pamela.wieder@usbank.com and
wayne.miller1@usbank.com

with a copy to:

Shipman & Goodwin LLP
Attention: Ira H. Goldman & Marie C. Pollio
One Constitution Plaza
Hartford, Connecticut 06103
Telephone: (860) 251-5820
Facsimile: (860) 251-5214
E-mail: igoldman@goodwin.com and
mpollio@goodwin.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
Attention: George A. Davis & Josh Brant
One World Financial Center
New York, New York 10281
Telephone: (212) 504-6797
Facsimile: (212) 504-6666
E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to CQS:
Andrews Kurth LLP 450 Lexington Avenue, 15th Floor New York, New York 10017

29

Attention: Paul N. Silverstein Telephone: (212) 850-2800 Facsimile (212) 850-2929 Email: paulsilverstein@andrewskurth.com

If to Claren Road:
Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166-0193 Attention: Matthew Williams, Esq. Telephone: (212) 351-4000 Facsimile: (212) 351-4025 Email: MJWilliams@gibsondunn.com
If to Loomis:
Thomas H. Day Assistant General Counsel Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111 Tel: 617-310-3697 Email: tday@loomissayles.com
If to the Creditors’ Committee:
Akin Gump Strauss Hauer & Feld LLP Attention: Arik Preis One Bryant Park New York, NY 10036 Telephone: (212) 872-7418 Facsimile: (212) 872-1002 E-mail: apreis@akingump.com

22.                               Entire Agreement.  This Agreement, including any exhibits, annexes and/or schedules hereto, constitutes the entire agreement between the Parties concerning the subject matter of this Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Agreement.  The Parties hereto acknowledge that they are executing this Agreement without reliance on any representations, warranties or commitments other than those representations, warranties and commitments expressly set forth in this Agreement.

23.                               Modification or Amendment.  This Agreement may be modified or amended only by written agreement executed by Dynegy, DH, a Majority of the Consenting Senior

30

Noteholders, a Majority of the Consenting Lease Certificate Holders (or, solely in the case of any modifications or amendments adverse to the rights of the Lease Trustee contained in Sections 2.a., 5, 21 and 23 hereof, the Lease Trustee and not a Majority of the Consenting Lease Certificate Holders), and RCM, after consultation with the Creditors’ Committee; provided that the consent of the Creditors’ Committee shall also be required solely in respect of any modification or amendment adverse to the rights of the Creditors’ Committee contained in Sections 2.a., 5, 7, 8, 21, 23, 27 and 30 hereof; provided further that the consent of a Majority of the Consenting Sub Debt Holders shall also be required solely in respect of any modification or amendment to Sections 2.a.vi, 2.a.vii, 2.a.ix, 3, 4, 6-14 and 16-32 that is adverse to the rights of the Consenting Sub Debt Holders or their proposed treatment under a Conforming Plan, and where the adverse effect of such modification or amendment is unique to the Consenting Sub Debt Holders.

24.                               Further Assurances.  From and after the date hereof, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as the Parties may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement and the Conforming Plan, and to consummate the transactions contemplated hereby and thereby.

25.                               Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

26.                               Public Disclosure.  Without limiting the prohibition on disclosure of the Disclosure Certificates contained in Section 11.a. of this Agreement (subject to the qualifications set forth in such Section 11.a.), the Creditor Parties hereby consent to the disclosure of the execution and contents of this Agreement by Dynegy or DH in the Conforming Plan, the Disclosure Statement and any other related documents, and any filings by Dynegy or DH with the Bankruptcy Court or the Securities and Exchange Commission, or as required by law or regulation; provided, that except as required by law or any rule or regulation of any securities exchange or any governmental agency, none of Dynegy, DH, or any other Debtor shall use the name of any Creditor Party or its affiliates, officers, directors, managers, stockholders, members, employees, partners, representatives and agents in any press release or filing with the Securities and Exchange Commission without the prior consent of such applicable Creditor Party.  Each of Dynegy, DH, and the other Debtors, on the one hand, and the Creditor Parties, on the other hand, shall (a) consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, (b) provide to the other for review a copy of any such press release or public statement and (c) not issue any such press release or make any such public statement prior to such consultation and review and the receipt of the prior consent of the other Parties (which shall not be unreasonably withheld) unless required by applicable law or regulations of any applicable stock exchange or governmental authority, in which case, the Party or Parties required to issue the press release or make the public statement shall, prior to issuing such press release or making such public statement, use its reasonable best efforts to allow the other Parties reasonable time to comment on such release or statement to the extent practicable.

31

27.                               Creditors’ Committee Consent Rights.  Notwithstanding anything to the contrary in this Agreement, in any circumstance where a provision of this Agreement requires the approval or consent of the Creditors’ Committee, such requirement shall only be in effect and enforceable to the extent that at the time such approval or consent is required, all then current members of the Creditors’ Committee are eligible to vote on the subject of such required approval or consent and, if so requested by a Party, counsel to the Creditors’ Committee provides confirmation of such eligibility; provided, that if at any time the approval or consent of the Creditors’ Committee is required and (i) fewer than all of the then current members of the Creditors’ Committee are at such time eligible to vote on the subject of the required approval or consent or (ii)  counsel to the Creditors’ Committee is requested by a Party, but is unable, to provide confirmation of the eligibility of all then current members to vote with respect to such subject at such time, the Creditors’ Committee’s approval or consent rights shall, in such instance, instead be deemed to be consultation rights only.

28.                               Interpretation.  This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Agreement or any portion of this Agreement, shall not be effective in regard to the interpretation of this Agreement.

29.                               Settlement Discussions.  This Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties.  Nothing herein shall be deemed an admission of any kind.  To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

30.                               Specific Performance.  It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

31.                               Headings.  Titles and headings in this Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Agreement.

32.                               Execution of Agreement.  This Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original.  Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

33.                               Concerning the Danskammer/Roseton OL Independent Manager of Danskammer OL LLC and Roseton OL LLC.  Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as independent manager of each of Danskammer OL LLC and Roseton OL

32

LLC (in such capacities, collectively, the “Danskammer/Roseton OL Independent Manager”), and in no event shall Wilmington Trust Company in its individual capacity or as Danskammer/Roseton OL Independent Manager have any liability for the representations, warranties, covenants, agreements or other obligations of either of Danskammer OL LLC or Roseton OL LLC or any other Person hereunder or other documents delivered pursuant hereto.  For all purposes of this Agreement, in the performance of any duties or obligations of the Danskammer/Roseton OL Independent Manager hereunder, the Danskammer/Roseton OL Independent Manager shall be entitled to the benefits of the terms and provisions of the Limited Liability Company Agreements of Danskammer OL LLC and Roseton OL LLC, as applicable.

33

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth above.

DYNEGY INC.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GAS INVESTMENTS, LLC

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY COAL HOLDCO, LLC

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY DANSKAMMER, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY ROSETON, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY NORTHEAST GENERATION, INC.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

HUDSON POWER, L.L.C.

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

2

DYNEGY HOLDINGS, LLC

By:	/s/ David Hershberg
	Name:	David Hershberg
	Title:	Independent Manager

3

RESOURCES CAPITAL MANAGEMENT CORPORATION

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	President

RESOURCES CAPITAL ASSET RECOVERY, L.L.C., SERIES DD AND SERIES DR

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

4

ROSETON OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

DANSKAMMER OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

5

ROSETON OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

DANSKAMMER OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

6

AEGON USA Investment Management, LLC

By:	/s/ James H. Rich
	Name:	James H. Rich, III
	Title:	Authorized Signatory

7

AVENUE INVESTMENTS, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Director

AVENUE CDP-GLOBAL OPPORTUNITIES FUND, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

8

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII, L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

9

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

10

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Mark Rochelli
Name:	Mark Rochelli
Title:	Senior Vice President

11

OAKTREE SENIOR LOAN FUND, L.P.

By:	Oaktree Senior Loan Fund GP, LP.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Authorized Signatory

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P., solely as agent and on behalf of certain funds and accounts it manages

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Authorized Signatory

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

12

MARINER LDC

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN ALPHA LONG CREDIT FUND, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

13

CASPIAN HLSC1, LLC

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

SUPER CASPIAN CAYMAN FUND LIMITED

By:	/s/ Adele Kittredge Murray
	Name:	Adele Kittredge Murray
	Title:	Authorized Signatory

14

VENOR CAPITAL MASTER FUND LTD.

By:	Venor Capital Management LP
Its:	Investment Manager

By:	/s/ Michael J. Wartell
	Name:	Michael J. Wartell
	Title:	Co-Chief Investment Officer

15

FRANKLIN ADVISERS, INC.

By:	/s/ Edward Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager; Dir. Core/Hybrid Portfolio Management

16

J.P. MORGAN INVESTMENT MANAGEMENT INC., as INVESTMENT MANAGER and AGENT for certain LEASE CERTIFICATE HOLDERS,

By:	/s/ James P. Shanahan
	Name:	James P. Shanahan
	Title:	Managing Director

17

JPMORGAN CHASE BANK N.A., as TRUSTEE to certain COMMINGLED PENSION TRUST FUNDS that are LEASE CERTIFICATE HOLDERS,

By:	/s/ James P. Shanahan
	Name:	James P. Shanahan
	Title:	Managing Director

18

Arrowgrass Master Fund Ltd.
as a CERTIFICATEHOLDER

By:	/s/ Stephen C. Ellwood
Name:	Stephen C. Ellwood
Title:	Chief Compliance Officer

Arrowgrass Distressed Opportunities Fund Limited as a CERTIFICATEHOLDER

By:	/s/ Stephen C. Ellwood
Name:	Stephen C. Ellwood
Title:	Chief Compliance Officer

19

TCW Investment Management Company solely on behalf of the following accounts or funds for which it is the investment adviser: TCW High Yield Bond Fund and TCW Strategic Income Fund, each a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
Name:	David B. Lippman
Title:	Group Managing Director

By:	/s/ Stephen Kane
Name:	Stephen M. Kane
Title:	Group Managing Director

20

TCW Asset Management Company solely on behalf of the following account for which it is the investment adviser: TCW High Yield II, L.P., a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
Name:	David B. Lippman
Title:	Group Managing Director

By:	/s/ Stephen Kane
Name:	Stephen M. Kane
Title:	Group Managing Director

21

Metropolitan West Asset Management, LLC solely on behalf of the following accounts and funds for which it is the investment adviser: Steelworkers Pension Trust, Oklahoma Employees Retirement System (OPERS); Oklahoma Employees Retirement System (URSJJ); MetWest Total Return Bond Fund; MetWest High Yield Bond Fund; MetWest Strategic Income Fund; Absolute Strategies Fund (Total Return); Absolute Strategies Fund (Opportunistic); Absolute Strategies Fund (Opportunistic/Distressed); and Pictet Fund (LUX) — US High Yield, each a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
Name:	David B. Lippman
Title:	Chief Executive Officer

22

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

BLUEMOUNTAIN TIMBERLINE, LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

23

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

HUMPHREYS PEAK, LLC

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND, as a sub-fund of AAI BLUEMOUNTAIN FUND, PLC

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Investment Advisor

By:	/s/ Paul A. Friedman
Name:	Paul A. Friedman
Title:	VP/Deputy General Counsel

24

AGREED AND ACKNOWLEDGED
(as to Sections 2(a)(i), 2(a)(iii) and 5):

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement

By:	/s/ Wayne Miller
	Name:	Wayne Miller
	Title:	AVP

25

CLAREN ROAD CREDIT MASTER FUND, LTD.

By:	/s/ Albert Marino
	Name:	Albert Marino
	Title:	Director

26

DO S1 LIMITED

By:	/s/ Kevin Jones
	Name:	Kevin Jones
	Title:	Authorised Signatory

27

LOOMIS, SAYLES & COMPANY, L.P., as investment manager for each of one or more discretionary accounts solely in its capacity as a holder of NGC Trust Capital Income Securities,
By: Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Thomas H. Day
	Name:	Thomas H. Day
	Title:	Assistant General Counsel

Amended and Restated Plan Support Agreement with respect to Dynegy Holdings, LLC, et al.

28

EXHIBIT A

FORM OF JOINDER TO PLAN SUPPORT AGREEMENT

JOINDER TO PLAN SUPPORT AGREEMENT

This Joinder to the Amended and Restated Plan Support Agreement (the “PSA”), dated as of May 30, 2012, by and among Dynegy Inc., Dynegy Gas Investments, LLC, Dynegy Coal Holdco, LLC, the Debtors(1) and the Creditor Parties (collectively, the “Parties”), is executed and delivered by                                          (the “Joining Party”) as of                      ,         .

1.             Agreement to be Bound.  The Joining Party hereby agrees to assume, be bound by and timely perform all of the terms and provisions of the PSA attached to this Joinder as Annex 1 (as the same may be hereafter amended, restated or otherwise modified from time to time), as though such Joining Party were a “[Consenting Senior Noteholder/Consenting Lease Certificate Holder/Consenting Sub Debt Holder]” for all purposes under the PSA, and shall hereafter be deemed to have all of the rights and obligations of, and to be, a “[Consenting Senior Noteholder/Consenting Lease Certificate Holder/ Consenting Sub Debt Holder]” and a “Party” for all purposes under the PSA.

2.             Representations and Warranties.  With respect to all Claims held by the Joining Party (which the Joining Party has listed in full on Annex 2 hereto), all related rights and causes of action arising out of or in connection with or otherwise relating to such Claims, the Joining Party hereby makes all of the representations and warranties of the Creditor Parties set forth in the PSA to each other Party to the PSA, including, without limitation, the representations and warranties set forth in Section 11.a. of the PSA.

3.             Governing Law.  This Joinder shall be governed by and construed in accordance with the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Joinder, the Joining Party irrevocably and unconditionally agrees for itself that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Joinder, and irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to such matters.

[NAME OF JOINING PARTY]

By:
Name:
Title:

(1)  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the PSA.

ANNEX B

DYNEGY ENTITY JOINDER

DYNEGY ENTITY JOINDER

Joinder (this “Joinder”) to the Amended and Restated Settlement Agreement, dated as of May 30, 2012 (the “Settlement Agreement”), by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, LLC (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH who are parties thereto, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC and Danskammer OP LLC (collectively, the “PSEG Entities”), (xi)  U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement, as directed by a majority of, and on behalf of all, the Lease Certificate Holders, (the “Lease Trustee”), (xii) Wells Fargo Bank, N.A. (“Wells Fargo”), as Subordinated Notes Indenture Trustee (solely with respect to Sections II.e.(i)(6), II.e.(ii)(ix), II.e.(iv), II.l.(iii) and III.n of the Settlement Agreement); (xiii) DO S1 Limited (“CQS”), (xiv) Loomis, Sayles & Company, L.P. (“Loomis”) and (xv) Claren Road Credit Master Fund Ltd. (“Claren Road”) (each of the entities in (i)-(xv) above, a “Party” and collectively, the “Parties”).  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Settlement Agreement.

1.             Agreement to be Bound.  Each of the undersigned (the “Joining Parties,” and each a “Joining Party”) hereby agrees to join and be bound by the terms of the Settlement Agreement, but solely to the extent that:  (a) it agrees to be bound by the releases set forth in (x) Section II.h. of the Settlement Agreement, a copy of which is attached to this Joinder as Exhibit A (as the same has been or may hereafter be amended, restated or otherwise modified from time to time in accordance with the provisions thereof), as a “DH Releasing Party,” (y) Section II.j. of the Settlement Agreement, as a “Dynegy and Debtor Releasing Party,” and (z) Section II.k of the Settlement Agreement, as a “Dynegy Releasing Party,” in each case subject to the terms and conditions of, and solely to the extent provided under, the Settlement Agreement; and (b) it shall be entitled to the benefits of the releases set forth in Section II.i. of the Settlement Agreement, as a “Dynegy Released Party” and/or a “DH Released Party,” and II.k of the Settlement Agreement, as a “DH Releasing Party,” subject to the terms and conditions of, and solely to the extent provided under, the Settlement Agreement.

2.             Representations.  Each Joining Party makes the representations and warranties set forth in Section III.c.(iii) of the Settlement Agreement to each Party.

3.             Governing Law.  This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

4.             Notice.  All notices and other communications given or made pursuant to the Settlement Agreement shall be sent to:

If to Dynegy:
Dynegy Inc.
Attention: Catherine Callaway
601 Travis — 14th Floor
Houston, Texas 77002
Telephone: (713) 767-4615
Facsimile: (713) 767-5181
E-mail: Catherine.Callaway@dynegy.com

with a copy to:
White & Case LLP
Attention: Thomas E Lauria
200 South Biscayne Boulevard
Suite 4900
Miami, Florida 33131
Telephone: (305) 995-5282
Facsimile: (305) 358-5744
E-mail: tlauria@whitecase.com

If to DH:
Dynegy Holdings, LLC
Attention: Catherine Callaway
601 Travis — 14th Floor
Houston, Texas 77002
Telephone: (713) 767-4615
Facsimile: (713) 767-5181
E-mail: Catherine.Callaway@dynegy.com

and

Attention: David Hershberg
E-mail: david.hershberg@gmail.com.
c/o Young Conaway Stargatt & Taylor, LLP
Attention: James L. Patton, Jr.
Rodney Square
1000 North King Street

2

Wilmington, Delaware 19801
Telephone: (302) 571-6684
Facsimile: (302) 576-3325
E-mail: jpatton@ycst.com

with a copy to:
Sidley Austin LLP
Attention: James F. Conlan
One South Dearborn
Chicago, Illinois 60603
Telephone: (312) 853-6890
Facsimile: (312) 853-7036
E-mail: jconlan@sidley.com

with a copy to:
Young Conaway Stargatt & Taylor, LLP
Attention: James L. Patton, Jr.
Rodney Square
1000 North King Street
Wilmington, Delaware 19801
Telephone: (302) 571-6684
Facsimile: (302) 576-3325
E-mail: jpatton@ycst.com

If to the Ad Hoc Senior Noteholders Committee:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attention: Andrew N. Rosenberg and Alice Belisle Eaton
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 373-3000
Facsimile: (212) 757-3990
E-mail: arosenberg@paulweiss.com and aeaton@paulweiss.com

If to Franklin Advisers:
Franklin Advisers, Inc.
Attention: Ed Perks and Piret Loone
One Franklin Parkway
San Mateo, California 94403
Facsimile: (916) 463-1902
E-mail: perksed@frk.com and ploone@frk.com

3

with a copy to:
Milbank, Tweed, Hadley & McCloy LLP
Attention: Thomas Kreller and Brett Goldblatt
601 S. Figueroa Street
30th Floor
Los Angeles, California 90017
Telephone: (213) 892-4000
Facsimile: (213) 629-5063
E-mail: tkreller@milbank.com and bgoldblatt@milbank.com

If to Oaktree Capital Management:
Oaktree Capital Management
Attention: Kenneth Liang
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Facsimile: (213) 830-8522
E-mail: kliang@oaktreecapital.com

If to the Lease Trustee:
U.S. Bank National Association
Attention: Pamela J. Wieder & Wayne F. Miller
60 Livingston Avenue
St. Paul, Minnesota 55107
Telephone: (651) 495-3961
Facsimile: (651) 495-8100
E-mail: pamela.wieder@usbank.com and wayne.miller1@usbank.com with a copy to:
Shipman & Goodwin LLP
Attention: Ira H. Goldman & Marie C. Pollio
One Constitution Plaza
Hartford, Connecticut 06103
Telephone: (860) 251-5820
Facsimile: (860) 251-5214
E-mail: igoldman@goodwin.com and mpollio@goodwin.com

with a copy to:
Cadwalader, Wickersham & Taft LLP
Attention: George A. Davis & Josh Brant
One World Financial Center
New York, New York 10281

4

Telephone: (212) 504-6797
Facsimile: (212) 504-6666
E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to the PSEG Entities:
Resources Capital Management Corporation
80 Park Plaza, T-20
Newark, New Jersey 07102
Attention: Scott S. Jennings
Telephone: (973) 430-8660
Facsimile: (973) 643-8385
E-mail: scott.jennings@pseg.com

and

Attention: Shawn P. Leyden
Telephone: (973) 430-7698
Facsimile: (973) 643-8385
E-mail: shawnp.leyden@pseg.com

with a copy to:
Jenner & Block LLP
353 North Clark Street
Chicago, Illinois 60654
Attention: David J. Bradford
Telephone: (312) 923-2975
Facsimile: (312) 840-7375
E-mail: dbradford@jenner.com

and

Attention: Daniel R. Murray
Telephone number: 312-923-2953
Facsimile number 312-840-7353
E-mail: dmurray@jenner.com

If to CQS:
Andrews Kurth LLP
450 Lexington Avenue, 15th Floor
New York, New York 10017
Attention: Paul N. Silverstein
Telephone: (212) 850-2800
Facsimile (212) 850-2929
Email: paulsilverstein@andrewskurth.com

5

If to Claren Road:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: Matthew Williams, Esq.
Telephone: (212) 351-4000
Facsimile: (212) 351-4025
Email: MJWilliams@gibsondunn.com

If to Loomis:	Thomas H. Day
Assistant General Counsel
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111
Tel: 617-310-3697
Email: tday@loomissayles.com

If to Wells Fargo:
Wells Fargo Bank, N.A.
40 West 57th Street
New York, New York 10019
Attention: James R. Lewis, Vice President

with a copy to:
Arent Fox LLP
1675 Broadway
New York, New York 10019
Attention: Andrew Silfen, Esq.
Telephone: (212) 484-3903
Facsimile: (212) 484-3990
Email: Silfen.Andrew@arentfox.com

If to the Creditors’ Committee:
Akin Gump Strauss Hauer & Feld LLP
Attention: Arik Preis
One Bryant Park
New York, NY 10036
Telephone: (212) 872-7418
Facsimile: (212) 872-1002
E-mail: apreis@akingump.com

6

IN WITNESS WHEREOF, the Joining Parties have executed this Joinder as of the date set forth above.

ILLINOVA CORPORATION, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GAS IMPORTS, LLC, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GLOBAL LIQUIDS, INC., as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GASCO HOLDINGS, LLC, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

7

DYNEGY ADMINISTRATIVE SERVICES COMPANY, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY OPERATING COMPANY, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY GAS HOLDCO, LLC, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY POWER MARKETING, LLC, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

DYNEGY MARKETING AND TRADE, LLC, as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

8

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C., as Joining Party

By:	/s/ Robert C. Flexon
Robert C. Flexon
President and Chief Executive Officer

9

ANNEX C

SETTLEMENT APPROVAL MOTION

AS PREVIOUSLY FILED ON MAY 2, 2012 AS ANNEX C

TO EXHIBIT 10.1 TO THE CURRENT

REPORT ON FORM 8-K OF DYNEGY INC.

AND DYNEGY HOLDINGS, LLC

ANNEX D

FORM OF APPROVAL ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------	x
:
In re:	:	Chapter 11
:
DYNEGY HOLDINGS, LLC, et al.,(1)	:	Case No. 11-38111 (CGM)
:
	:	Jointly Administered
Debtors.	:
----------------------------------------------------------	x

ORDER PURSUANT TO FED. R. BANKR. P. 9019(a) APPROVING SETTLEMENT

BETWEEN THE DEBTORS AND THE SETTLEMENT PARTIES

This matter came on for hearing before the undersigned United States Bankruptcy Judge on June 1, 2012 on the motion (the “Motion”) of the above-captioned Debtors for entry of an order approving the Settlement Agreement (as amended and restated, the “Settlement Agreement”) between and among (i) DH and each of the other Debtors in the above-captioned jointly administered chapter 11 cases (the “Chapter 11 Cases”); (ii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iii) Dynegy Inc. (“Dynegy”); (iv) Dynegy Gas Investments, LLC (“DGIN”), a wholly-owned non-debtor subsidiary of DH; (v) U.S. Bank National Association, not in its individual capacity but solely in its capacity as successor indenture trustee under the Lease Indentures (as defined in the Settlement Agreement) and successor pass through trustee under the Pass Through Trust Agreement (as defined in the Settlement Agreement), as directed by a majority of, and on behalf of all, the Lease Certificate Holders (as defined in the Settlement Agreement) (the “Lease Trustee”); (vi) Resources Capital Management Corporation, Resources

(1)  The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Dynegy Holdings, LLC (8415); Dynegy Northeast Generation, Inc. (6760); Hudson Power, L.L.C. (NONE); Dynegy Danskammer, L.L.C. (9301); and Dynegy Roseton, L.L.C. (9299).  The location of the Debtors’ corporate headquarters and the service address for Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc. and Hudson Power, L.L.C. is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002.  The location of the service address for Dynegy Roseton, L.L.C. is 992 River Road, Newburgh, New York 12550.  The location of the service address for Dynegy Danskammer, L.L.C. is 994 River Road, Newburgh, New York 12550.

Capital Asset Recovery, L.L.C., Series DD and Series DR, Danskammer OL LLC, Roseton OL LLC, Danskammer OP LLC, and Roseton OP LLC (collectively, the “PSEG Entities”); (vii) a group of beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”); (viii) the Consenting Sub Debt Holders (as defined in the Settlement Agreement); and (ix) solely with respect to those sections of the Settlement Agreement enumerated in the preamble thereof, the Subordinated Notes Indenture Trustee (as defined in the Settlement Agreement) (each a “Settlement Party” and, together, the “Settlement Parties”) pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”); the Court having (i) considered the Motion and having reviewed and given due consideration to the affidavits and testimony in support thereof, as well as all joinders and other pleadings filed in support of the Motion, (ii) reviewed the record of the Adversary Proceeding (as defined in the Settlement Agreement), (iii) reviewed and considered the findings and conclusions of the Examiner as set forth in the Examiner Report, as well as Dynegy’s preliminary response thereto, and (iv) reviewed and considered all objections to the Motion, to the extent not otherwise withdrawn; and upon the record at the hearing held before the Court on June 1, 2012 (the “Hearing”), and all of the evidence adduced at the Hearing in support of the Motion and the findings contained in this Order, the Court hereby overrules any remaining objections to the Motion and grants the relief requested in the Motion.(2)  Accordingly,

(2)  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion or Settlement Agreement, as applicable.

2

THE COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW PURSUANT TO RULE 52 OF THE FEDERAL RULES OF CIVIL PROCEDURE, AS MADE APPLICABLE HEREIN BY FED. R. BANKR. P. 9014(c) AND 7052, IN ADDITION TO ALL FINDINGS OF FACT AND CONCLUSIONS OF LAW AS STATED ON THE RECORD OF THE HEARING ON THE MOTION:(3)

A.            The Court has jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334.

B.            The Motion presents a core proceeding pursuant to 28 U.S.C. § 157(b).

C.            Venue is proper before the Court pursuant to 28 U.S.C. §§1408 and 1409.

D.            Notice of the Motion, the Settlement Agreement, the hearing on the Motion, and the form of this Order was adequate and appropriate in all respects and constitutes due, sufficient and timely notice of the Motion, the transactions contemplated thereby and the relief requested therein to all persons entitled thereto in accordance with the requirements of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Rules of this Court, and of due process.  No other or further notice of the Motion, the Settlement Agreement, the hearing on the Motion, or this Order is necessary.

E.             As reflected in the Affidavits of Service filed on behalf of by the Debtors on May 4, 2012 [ECF No. 659] and [         ], 2012 and the Affidavit of Service filed on behalf of the Lease Trustee on May 8, 2012 [ECF No. 669], the notice of the Motion and the transactions and settlements effected thereby, including the notice given by the Debtors to all parties in interest, and the notice of the Motion and form of Settlement Agreement attached as Exhibit A to the

(3)  To the extent that any findings of fact are conclusions of law they shall be treated as such.  To the extent any conclusions of law are findings of fact they shall be treated as such.

3

Motion and filed with the Court on May 1, 2012, given by the Lease Trustee to each of the Lease Certificate Holders that have identified themselves to the Lease Trustee and to Cede & Co., as nominee of the Depository Trust Company, as registered holder of the Lease Certificates, was sufficient and effective to put all parties in interest (including all of the Lease Certificate Holders) on notice of the Motion and the relief requested therein, and of the Settlement Agreement and the transactions contemplated thereby.

Findings Relating to the Adversary Proceeding

F.             On November 11, 2011, the Lease Trustee commenced an adversary proceeding against Dynegy Danskammer, Dynegy Roseton and DH, Adversary Proceeding No. 11-09083 (the “Adversary Proceeding”), seeking a declaratory judgment that the claims asserted by the Lease Trustee against those Debtors were not subject to a cap on lease rejection damages pursuant to section 502(b)(6) of the Bankruptcy Code (the “502(b)(6) Cap”).  On January 6, 2012, the Lease Trustee filed an amended complaint in the Adversary Proceeding (the “Amended Complaint”) [Adv. Dkt. No. 6] in which it added a Fifth Claim for Relief seeking a judicial determination of the allowed amount of the Lease Trustee’s prepetition and postpetition claims against Dynegy Danskammer, Dynegy Roseton and DH.  In the Amended Complaint, the Lease Trustee asserts that it is entitled to allowed prepetition claims for (a) $917,766,720.25 in respect of “Termination Value” under the Lease Documents and under the Lease Guarantees (subject to reduction in an amount equal to the present fair value of the Leased Facilities, which the Lease Trustee stated it could not quantify), (b) post-filing interest against DH under the Lease Guarantees in an unspecified amount, (c) legal and other enforcement expenses against DH under the Lease Guarantees in the amount of not less than $1,416,139.48 as of the Petition Date, (d) additional unspecified amounts against Dynegy Danskammer, Dynegy Roseton and DH

4

related to environmental, maintenance and other issues related to the Facilities, (e) certain additional unspecified amounts for alleged indemnification obligations to the Lease Trustee under the Participation Agreements, (f) not less than $212,393.02 in fees and expenses incurred by the Lease Trustee under the Lease Indentures and under the Pass Through Trust Agreement dated as of May 1, 2001, plus an additional $207,599.19 in fees and expenses alleged to be owed to the predecessor-in-interest to the Lease Trustee under the Lease Indentures and the Pass Through Trust Agreement, and (g) additional unspecified amounts alleged to be owed by DH and its co-defendants in the New York state court action initiated by the Lease Trustee on September 27, 2011, encaptioned The Successor Lease Indenture Trustee, et al. v. Dynegy Inc., et al., Index No. 652642/2011 (New York County, filed Sept. 27, 2011).  In addition, the Lease Trustee asserts that it is owed additional amounts by Dynegy Danskammer and Dynegy Roseton as post-petition administrative claims on account of the period from the Petition Date through the date of turnover of possession and control of the Facilities, in the amounts of (x) $436,634.03 per day for the period from November 7-8, 2011, plus $286,829.81 per day for the period from November 9, 2011 through May 8, 2012, plus $247,909.69 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Roseton Facility, and (y) $21,603.97 per day for the period from November 7-8, 2011, plus $21,603.97 per day for the period from November 9, 2011 through May 8, 2012, plus $436,526.90 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Danskammer Facility.

G.            On January 25, 2012, Dynegy Danskammer, Dynegy Roseton and DH filed their Answer and Counterclaims to the Amended Complaint of the Lease Indenture Trustee [Adv. ECF No. 18].

5

H.            On February 21, 2012, the Lease Trustee filed an answer to the counterclaims filed by Dynegy Danskammer, Dynegy Roseton and DH [Adv. Dkt. No. 27].

I.              On February 27, 2012, the Lease Trustee filed a motion for judgment on the pleadings [Adv. Dkt. No. 28] seeking a ruling that the Lease Trustee’s claims are not subject to the 502(b)(6) Cap based upon the Lease Trustee’s contention that the Facility Leases concern personal, rather than real, property.  On February 29, 2012, Dynegy Danskammer, Dynegy Roseton and DH filed their own motion for judgment on the pleadings [Adv. Dkt. No. 31].

J.             On March 9, 2012, (i) Dynegy Danskammer, Dynegy Roseton and DH filed their opposition [Adv. Dkt. No. 34] to the Lease Trustee’s motion for judgment on the pleadings, (ii) the Lease Trustee filed its opposition [Adv. Dkt. No. 36] to the motion for judgment on the pleadings filed by Dynegy Danskammer, Dynegy Roseton and DH, and (iii) Dynegy, as intervenor, filed its omnibus response [Adv. Dkt. No. 35] to the parties’ motions for judgment on the pleadings.  On March 13, 2012, the Creditors’ Committee, as intervenor, filed its response [Adv. Dkt. No. 41] in opposition to the Lease Trustee’s motion for judgment on the pleadings, supporting Defendants’ position that the Facility Leases are leases of real property rather than personal property (but otherwise not taking a position on the matters raised in Defendants’ motion for judgment on the pleadings).

K.            On March 21, 2012, the Bankruptcy Court heard argument on the parties’ motions for judgment on the pleadings in the Adversary Proceeding, and, at the conclusion of that hearing, the Bankruptcy Court took under submission the issue of whether the Facility Leases are leases of real property.(4)

(4)  At the request of the Examiner in his capacity as mediator, and in aid of the ongoing mediation efforts, the parties to the Adversary Proceeding subsequently agreed to an informal

6

Findings Related to the Appointment of the Examiner and the Mediation

L.             On November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code  [Dkt. No. 48].

M.           On December 29, 2011, the Bankruptcy Court entered an agreed order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner.  On January 11, 2012, the United States Trustee for Region 2 appointed Susheel Kirpalani (the “Examiner”) to serve as examiner [Dkt. No. 308], and on January 12, 2012, the Bankruptcy Court entered an order [Dkt. No. 318] approving Mr. Kirpalani’s appointment as Examiner.

N.            On March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from certain prepetition transactions involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”) [Dkt. No. 490].

O.            Following the release of the Examiner Report, at a status conference held on March 12, 2012 at which the Debtors and Dynegy (as plan proponent) adjourned the hearing to consider approval of the Disclosure Statement, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner, in his capacity as mediator under the Examiner Order.

stay of the Adversary Proceeding pending further mediation efforts, including a request that the Bankruptcy Court not rule on the submitted matter with respect to whether the Facilities are real or personal property, as well as a stay of any further reply briefing with respect to the matters not yet fully submitted.

7

P.             On March 20, 2012, Dynegy filed a preliminary response [Dkt. No. 539] to the Examiner Report, in which it responded to and contested many of the findings and conclusions set forth in the Examiner Report.

Q.            After the Examiner issued the Examiner Report, the Settlement Parties, as well as the Creditors’ Committee, engaged in numerous formal negotiation sessions mediated by the Examiner, as well as several informal discussions with the Examiner in his capacity as mediator, over a period of approximately six weeks.

R.            As a result of extensive arm’s-length negotiations through the mediation process, the Settlement Parties, with the support of the Creditors’ Committee, have entered into the Settlement Agreement to settle all disputes, claims and causes of action (i) between DH, on the one hand, and Dynegy, on the other hand, including, among other things, any arising with respect to the transfer of Dynegy Coal Holdco to Dynegy, as well as any and all other claims and causes of action described in the Examiner Report, and (ii) between and among the Settlement Parties, relating, among other things, to the facts alleged and the claims and counterclaims asserted, in (a) the Prepetition Litigation, (b) the Adversary Proceeding, (c) the Consenting Sub Debt Holders’ and Subordinated Notes Indenture Trustee’s objections to the Settlement, the Trustee Motions and the Claren Road Notice of Appeal, as applicable, and (d) any additional litigation that could be commenced between and among the Settlement Parties with respect to clauses (a) through (c) hereof.

S.             The Debtors, the other Settlement Parties and the Creditors’ Committee participated in the mediation sessions in good faith and negotiated at arm’s-length and in good faith to reach agreement by and among the Settlement Parties on the matters resolved through the Settlement Agreement.

8

Findings Relating to the Settlement Agreement

T.            The Debtors are direct or indirect wholly owned and controlled subsidiaries of Dynegy within the meaning of such terms under Section 271 of the Delaware General Corporation Law.

U.            The Independent Manager of DH was appointed on March 27, 2012.  Pursuant to the Amended and Restated Limited Liability Company Operating Agreement of DH (the “Amended LLC Agreement”), the Independent Manager has the exclusive power and authority over, and the separate and sole vote and approval to act on behalf of DH with respect to, inter alia, the following actions (with capitalized terms not otherwise separately defined herein as they are defined in the Amended LLC Agreement):

a.               Determining the appropriateness of, authorizing or filing with the United States Bankruptcy Court for the Southern District of New York or with any other court of competent jurisdiction, or otherwise approving or consenting to, any amendment to the Initial Plan, including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with the Initial Plan as so amended;

b.              Determining the appropriateness of, authorizing or filing with any court of competent jurisdiction, or otherwise consenting to, any plan of reorganization (such plan, an “Alternative Plan”) for the Company or its Subsidiaries other than the Amended DH Plan, proposed by any Person or any amendments to such Alternative Plan, including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with such an Alternative Plan;

c.               Determining the appropriateness of and consenting to or authorizing any settlements of any actual or potential adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with claims against any Affiliates of DH, including any claims or causes of action identified in the Examiner Report,

9

whether pursuant to Bankruptcy Rule 9019 or otherwise;

d.              Directly or indirectly amending, restating, supplementing or otherwise modifying Sections 9.01, 9.02 or 9.03 of the Amended LLC Agreement;

e.               Following the execution of the Amended LLC Agreement, except to the extent provided for in, or contemplated or required by, any agreement, contract or other arrangement existing as of the date of the Amended LLC Agreement or that is subsequently approved by the Independent Manager in accordance with the terms of the Amended LLC Agreement, directly or indirectly, making any payment to or selling, leasing, transferring or otherwise disposing of any of DH’s properties or assets to, or purchasing or otherwise acquiring any property or assets from, or entering into or making or amending any transaction or series of related transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, Dynegy or any of its Subsidiaries other than wholly-owned Subsidiaries of DH in transactions not specified in Sections 9.02(a) or (b) of the Amended LLC Agreement, including settling, resolving, modifying or waiving any intercompany rights or obligations (including accounts payable and accounts receivable) between DH or any of its wholly-owned Subsidiaries, on the one hand, and Dynegy or any of its Subsidiaries (other than wholly-owned Subsidiaries of DH), on the other hand; provided, that the approval of the Independent Manager shall not be required in connection with any of the foregoing actions (and such actions shall not constitute Independent Approval Matters) to the extent any such action is taken in the ordinary course of DH’s business in connection with the day to day operation of DH’s business; and

f.                Taking any action, including entering into any agreement or arrangement, in furtherance of any of the above listed “Independent Approval Matters,” as set forth in clauses a. through e. above.

V.                                    The Independent Manager of DH has undertaken a thorough, independent review of the settlements and compromises contained in the Settlement Agreement, including, but not limited to, the settlements and compromises between DH and Dynegy, the settlements and compromises between the Debtors and the Lease Trustee, on behalf of the Lease Certificate

10

Holders, and the settlements and compromises between DH and the Consenting Sub Debt Holders, and has determined, in the valid exercise of his business judgment, that entry into the Settlement Agreement is in the best interest of the Debtors’ estates and their creditors.  In exercising these responsibilities, the Independent Manager has been represented by separate independent counsel (the law firm of Young Conaway Stargatt & Taylor LLP).  In accordance with the Amended LLC Agreement, none of the current members of the DH Board of Managers other than the Independent Manager participated in this determination or decision by DH.

W.                                 On May 22, 2012, each of CQS, Claren Road and Wells Fargo filed an objection to the Motion (collectively, the “Settlement Objections”).

X.                                    On May 30, 2012, the Debtors filed their Notice of Filing Amended Exhibit A (Settlement Agreement) to the Motion to Approve Settlement Agreement Between the Debtors and the Settlement Parties Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure [ECF No.       ] (“Notice of Revised Settlement Agreement”), advising that (i) the Settlement Objections had been resolved, and (ii) an amended and restated Settlement Agreement had been entered into by and among the original Settlement Parties that executed the May 1, 2012 Settlement Agreement attached as Exhibit A to the Motion, as well as by each of CQS, Claren Road and Wells Fargo (among other signatories thereto).  A true and correct copy of the amended and restated Settlement Agreement is attached as Exhibit A to the Notice of Revised Settlement Agreement.  Good and sufficient notice of the Notice of Revised Settlement Agreement has been provided as reflected in the Affidavit of Service filed on behalf of the Debtors on May     , 2012 [ECF No.       ].

Y.                                    In connection with the Settlement Parties’ entry into, and pursuant to the terms of, the Settlement Agreement, each of the Settlement Objections (as well as all related discovery

11

requests) were withdrawn without prejudice (with such withdrawals to be deemed with prejudice upon entry of this Order).

Z.                                     On May 25, 2012, an equity security holder of Dynegy, Cleo A. Zahariades, untimely filed the “Partial Joinder of Equity Securities Holder Cleo A. Zahariades to Objection of Claren Road Asset Management, LLC to Debtors Motion for Approval of Settlement Between the Debtors and the Settlement Parties Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure” [ECF No. 737] (the “Zahariades Joinder”).  On May [  ], 2012, the Debtors filed a response and objection to the Zahariades Joinder [ECF No.       ].

AA.                           Given the facts and circumstances of these cases, the nature of the claims that have been asserted in the Adversary Proceeding and the Prepetition Litigation, and the nature of the claims and causes of action that may be asserted by or on behalf of DH and its estate against Dynegy, the compromises contained in the Settlement Agreement are fair, reasonable and adequate, in the best interests of the Debtors’ estates and their creditors, and represent a valid and proper exercise of the business judgment of the Debtors and the Independent Manager.  In light of the facts and circumstances of the cases, the consideration received by Dynegy under the Settlement Agreement represents reasonably equivalent value for the assets it is transferring, the claims it is releasing, and all other consideration it is giving.

BB.                           The Settlement Agreement confers substantial benefits upon the Debtors’ estates, by, among other things, providing for:  (i) the resolution of the Adversary Proceeding, the Prepetition Litigation, and the putative claims and causes of action DH and its estate may have against Dynegy, on a negotiated basis, and on terms negotiated at arm’s length among the majority of constituencies in these Chapter 11 Cases pursuant to a Court-ordered mediation process presided over by the Examiner; (ii) the immediate transfer of the DCH Membership

12

Interests to DH (either directly or indirectly by transfer to its wholly-owned subsidiary, DGIN), thereby effectively reversing the CoalCo Transaction investigated by the Examiner in the Examiner Report, in exchange for granting to Dynegy the Dynegy Administrative Claim on the terms set forth in the Settlement Agreement; (iii) the elimination of the substantial expense, delay (including by virtue of potential multiple appeals from any ruling in the Adversary Proceeding, or from any judgment that might be obtained if the claims and causes of action identified in the Examiner Report and the Prepetition Litigation were pursued) and risk of loss associated with litigation of the foregoing matters; and (iv) the elimination of the expense, delay and other risks associated with the Settlement Objections, Trustee Motions and Notice of Appeal brought by the Consenting Sub Debt Holders and the Subordinated Notes Indenture Trustee.

CC.                           The compromise and settlement of claims set forth in the Settlement Agreement substantially exceeds the lowest point in the range of reasonableness.  The benefits and consideration that Dynegy is to provide under the Settlement Agreement are fair, equitable and adequate consideration for the releases and other consideration Dynegy is to receive under the Settlement Agreement and constitute reasonably equivalent value therefor, and the transfers contemplated by the Settlement Agreement are not subject to avoidance under any applicable law or in equity.

DD.                           The benefits and consideration that Dynegy is receiving under the Settlement Agreement in exchange for the receipt by DH or DGIN, as applicable, of 100% of the DCH Membership Interests described therein and other consideration provided to the Debtors and the other Settlement Parties as described in the Settlement Agreement is fair, equitable and adequate and constitute reasonably equivalent value therefor, and accordingly the benefits and consideration that Dynegy is to provide to the Debtors and the other Settlement Parties under the

13

Settlement Agreement (and the transactions contemplated thereby), as well as the consideration that Dynegy is to receive under the Settlement Agreement (and the transactions contemplated thereby) are in each case not subject to avoidance under any applicable law or in equity.

EE.                             The settlement and compromises described in the Motion, as set forth in the Settlement Agreement, are fair and reasonable and supported by sound business reasons and there is no bona fide basis for any claims or actions against the Debtors, the Independent Manager, the Lease Trustee (in its capacity as trustee or in its individual capacity), the Creditors’ Committee, the Consenting Senior Noteholders, the Consenting Sub Debt Holders, the Subordinated Notes Indenture Trustee, Dynegy, or any other Settlement Party or any Consenting Lease Certificate Holder, arising out of their participation in the negotiation and implementation of the relief requested in the Motion.

FF.                               The settlement and compromises set forth in the Settlement Agreement are fair and reasonable to, and are in the best interests of, the Debtors and their estates, the other Settlement Parties, and the Debtors’ other unsecured creditors, and in entering into the Settlement Agreement, the Settlement Parties have exercised their respective rights and powers, and used the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances.

GG.                           The settlement and compromises set forth in the Settlement Agreement are the product of arm’s-length negotiations between sophisticated parties, represented by counsel and other advisors.

HH.                         The discovery and access to information and documents provided by the Settlement Parties in connection with the Motion and the Settlement Agreement has been

14

sufficient and adequate for the purposes of Bankruptcy Rule 9019(a) under the facts and circumstances of this case.

II.                                   Upon entry of this Order, each of the Debtors and each of the other Settlement Parties (i) has full power and authority to enter into and perform all of their obligations under the Settlement Agreement and all other documents contemplated thereby, (ii) has full power and authority to take any and all action necessary to authorize and approve the Settlement Agreement and the transactions contemplated thereby and has requested and obtained all necessary approvals required to do so, and (iii) is legally authorized to enter into and perform the Settlement Agreement and to take any and all actions necessary to authorize, approve and implement the Settlement Agreement and the transactions contemplated thereby.  Dynegy has received all necessary approvals to perform its obligations under the Settlement Agreement, and the resolution of the Board of Directors of Dynegy approving the transaction is a valid exercise of corporate authority under applicable law.  Upon entry of this Order, the Lease Trustee has full power and authority under the Lease Indentures and Pass Through Trust Agreement to bind all Lease Certificate Holders to the provisions of the Settlement Agreement and this Order.  Moreover, as no Lease Certificate Holder has filed an objection to the Motion or to approval of the Settlement Agreement, each Lease Certificate Holder is deemed to have consented to the terms of the Settlement Agreement and the terms of this Order.

JJ.                                   The Settlement Agreement and entry of this Order represents a global settlement of multiple litigable issues on an integrated basis. The various settlements and compromises embodied in the Settlement Agreement and this Order were considered by the Settlement Parties on an integrated basis and cannot be severed from one another and considered in isolation.

15

KK.                         Based on the findings set forth above, as well as the record before this Court, the Court hereby concludes as a matter of law that the Settlement Agreement satisfies the legal requirements for approval of a settlement under Bankruptcy Rule 9019(a) in this jurisdiction.

ACCORDINGLY, IT IS HEREBY ORDERED AS FOLLOWS:

1.                                      The Motion is granted in its entirety, and any objections to the Motion not previously withdrawn, waived or settled, and all reservation of rights included therein, are hereby overruled with prejudice.

2.                                      Pursuant to Bankruptcy Rule 9019(a), the Settlement Agreement, a true and correct copy of which is attached hereto as Exhibit A, is hereby approved in its entirety, and all of its terms are incorporated herein by reference (and the failure to specifically describe or include herein any particular provision in the Settlement Agreement shall not diminish or impair the effectiveness of any such provision) and shall be fully binding on and effective as to each and all of the Settlement Parties.

3.                                      The settlement and compromises set forth in the Settlement Agreement, and the execution and delivery of the Settlement Agreement by the Settlement Parties, are hereby approved.

4.                                      The Debtors and each of the Settlement Parties (whether or not such parties are in a chapter 11 bankruptcy proceeding or otherwise) are authorized and directed to execute, deliver, implement, and fully perform any and all obligations, instruments, documents, and papers and to take any and all actions reasonably necessary or appropriate to consummate, complete, execute, and implement the Settlement Agreement in accordance with the terms and conditions thereof.

5.                                      This Order (including the Settlement Agreement attached hereto and incorporated herein by reference), together with all of the findings of fact and conclusions of law contained

16

herein and as set forth on the record of the hearing on the Motion, is and shall be final, binding and effective on all parties in interest in the Debtors’ Chapter 11 Cases (including, but not limited to, any subsequently appointed chapter 11 or chapter 7 trustee or any representative of any of the Debtors’ estates appointed pursuant to 11 U.S.C. § 1123), as well as on each of the Settlement Parties and each of their present and former parents, affiliates, direct and indirect subsidiaries, directors, shareholders, officers, managers, predecessors, successors and assigns.  In addition, this Order is final, binding and effective on all current, former and future Lease Certificate Holders as well as on the Lease Trustee and any predecessor or successor thereto.  To the extent any of the Settlement Parties subsequently files for bankruptcy (or is otherwise subject to bankruptcy proceedings), this Order shall be binding upon them, each of their present and former parents, affiliates, direct and indirect subsidiaries, directors, shareholders, officers, managers, predecessors, successors and assigns, and on any trustee appointed in such bankruptcy cases (if any), and may not be modified or amended by virtue of any actions in such proceedings.

6.                                      The Lease Trustee, as indenture trustee for the Lease Certificate Holders, is hereby granted the following allowed claims in the Chapter 11 Cases (subject to the limitations set forth below and in the Settlement Agreement):  (1) a senior unsecured claim equal to $540,000,000.00 against DH on account of all claims arising under or relating to the Lease Guarantees or otherwise under any of the other Lease Documents (the “Guaranty Claim”); (2) an unsecured claim equal to $454,717,690 against Dynegy Roseton on account of all claims arising under or relating to the Roseton Facility and Roseton Lease Documents; (3) an unsecured claim equal to $85,282,310 against Dynegy Danskammer on account of all claims arising under or relating to the Danskammer facility and Danskammer Lease Documents (the claims set forth in the preceding clauses (2) and (3), the “R&D Claims”); (4) an administrative expense claim

17

against Dynegy Roseton in the amount of $42,176,760; and (5) an administrative expense claim against Dynegy Danskammer in the amount of $3,154,179 (the claims set forth in the preceding clauses (4) and (5), the “Lease Administrative Claims,” and together with the claims set forth in the preceding clauses (1), (2) and (3), the “Lessor Claims”).  Other than any claims for trustee and professional fees in the Chapter 11 Cases (to the extent not previously paid by Dynegy in accordance with Section II.e. of the Settlement Agreement), under no circumstances will the Lease Trustee or the Lease Certificate Holders be entitled to any administrative claims against DH, and the only claims of the Lease Trustee or the Lease Certificate Holders to be allowed as against DH shall be the Guaranty Claim.  For the avoidance of doubt, nothing in this Order or in the Settlement Agreement shall be deemed or construed as determining the rights of any creditor under the subordination provisions contained in the indentures governing the Subordinated Notes, and the rights of all parties (other than the Settlement Parties, as set forth in the Settlement Agreement) with respect to such subordination provisions are fully preserved.

7.                                      The aggregate recovery of the Lease Trustee and the Lease Certificate Holders (exclusive of the amounts received on account of trustee and professional fees and expenses) on the Lessor Claims shall be capped at $571,507,840 (the “Lessor Recovery Cap”).  Whether the Lessor Recovery Cap has been exceeded by any distributions to the Lease Trustee shall be determined in accordance with the provisions of the Settlement Agreement.

8.                                      From the date of entry of this Order through the Settlement Effective Date, prosecution of the claims asserted or that could have been asserted in the Adversary Proceeding is hereby stayed pending the filing, on the Settlement Effective Date, of the stipulation of dismissal by the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer irrevocably and

18

unconditionally dismissing the Adversary Proceeding with prejudice as to all parties and all claims and without costs to any party.

9.                                      On the Settlement Effective Date, as provided in the Settlement Agreement, (a) counsel to each of the Settling Claimants who are plaintiffs and counsel to the named defendants in (i) the Noteholder Litigation and (ii) the Lease Indenture Trustee Litigation, respectively, shall file a stipulation of dismissal irrevocably and unconditionally dismissing such Prepetition Litigation with prejudice as to all parties and all claims and without costs to any parties, and (b) each of the Settling Claimants who are plaintiffs in the PSEG Litigation shall file and serve a notice of discontinuance irrevocably and unconditionally dismissing the PSEG Litigation with prejudice as to all parties and all claims and without costs to any party.

10.                               The mutual releases between and among Dynegy, DGIN, Dynegy Coal Holdco, the parties to the Dynegy Entity Joinder, the Debtors, and the Settling Claimants, contained in the Settlement Agreement are hereby approved and shall be effective as of the Settlement Effective Date, and each Settlement Party shall be deemed fully and forever to have released and to be permanently enjoined from asserting, pursuing or prosecuting in any manner and in any forum any and all claims released pursuant to the Settlement Agreement, including, but not limited to, claims arising from the negotiation of or entry into the Settlement Agreement.

11.                               As provided in the Settlement Agreement, Dynegy shall receive, on the Settlement Effective Date, the Dynegy Administrative Claim (as defined in the Settlement Agreement) in an unliquidated amount against DH, subject to the provisions of the Settlement Agreement.  Nothing contained in the Settlement Agreement or this Order shall constitute (i) Court approval of the proposed treatment of the Dynegy Administrative Claim under any plan of reorganization for purposes of section 1129 of the Bankruptcy Code, which shall remain subject

19

to further order of this Court, (ii) Court approval of the Plan Support Agreement annexed to the Settlement Agreement, or (iii) Court approval of any plan of reorganization or the provisions to be contained therein.

12.                               All Lease Certificate Holders are bound by, and deemed to have consented to, the terms of the Settlement Agreement and the terms of this Order.

13.                               As provided in the Settlement Agreement, DH agrees to provide Wells Fargo, solely as trustee for the holders of the Subordinated Notes Claims, with an allowed subordinated unsecured claim in the amount of $222,513,384.51, consisting of (a) $206,200,000.00 in the principal amount of the Subordinated Notes and (b) $16,313,384.51 in accrued but unpaid interest at the applicable rates specified in the Subordinated Notes Indenture, the Subordinated Notes, the NGC Trust Declaration, the NGC Trust Capital Income Securities, the NGC Trust Capital Income Securities Guarantee, the NGC Trust Common Securities and related and ancillary documents and instruments.  For purposes of treatment of and distribution on the allowed subordinated unsecured claim described in the foregoing sentence, Dynegy and DH further agree to amend the Existing Plan to provide Wells Fargo, as Subordinated Notes Indenture Trustee, solely on behalf of the holders of the Subordinated Notes Claims (and not with respect to its fees and expenses incurred in its role as Subordinated Notes Indenture Trustee, which will be treated separately under the Conforming Plan), with solely an Allowed General Unsecured Claim in the amount of $55,000,000 against DH in exchange for and in full satisfaction of all Subordinated Notes Claims, which Subordinated Notes Claims shall be treated as set forth in the Settlement Agreement and the Plan Support Agreement (which treatment shall be the same as that received by the holders of Senior Notes) on a pari passu basis with all other Allowed General Unsecured Claims and shall not be subject to subordination; provided, that

20

notwithstanding the foregoing, DH and any of its successors, assigns or transferees shall waive any and all rights it may have to receive a distribution on account of the $6.2 million principal amount NGC Trust Common Securities, and such distribution shall instead be made to the holders of the NGC Trust Capital Income Securities.

14.                               Each Consenting Senior Noteholder and any successors, assigns or transferees of any Senior Notes held by a Consenting Senior Noteholder, each Consenting Lease Certificate Holder and any successors, assigns or transferees of any Lease Certificates held by a Consenting Lease Certificate Holder, and each Consenting Sub Debt Holder and any successors, assigns or transferees of Subordinated Notes held by a Consenting Sub Debt Holder shall be deemed bound by Section II.m. of the Settlement Agreement (as may be amended, supplemented or modified from time to time in accordance with the terms of the Settlement Agreement).

15.                               On the date of entry of this Order all of the pleadings and other motions referenced in Section II.l. of the Settlement Agreement shall be deemed withdrawn with prejudice.

16.                               Each of the Settlement Parties, U.S. Bank National Association (in its individual capacity), the Consenting Lease Certificate Holders, Wells Fargo Bank, N.A., and the members of, and advisors to, the Creditors’ Committee (in their capacity as such), and each of their respective present and former parents, affiliates, subsidiaries, directors, shareholders, lawyers, financial advisors, officers, managers, predecessors, successors and assigns, shall have no liability whatsoever for any claims, demands, suits, actions or causes of action arising out of their participation in the mediation, the negotiation and implementation of the Settlement Agreement, and the relief requested in the Motion.

21

17.                               The Settlement Agreement and the transactions to be consummated thereby are not subject to avoidance, as against any of the Settlement Parties, pursuant to sections 544, 547, 548 or 549 of the Bankruptcy Code or any applicable state or other nonbankruptcy law, or in equity.

18.                               To the extent of any inconsistency between this Order and the Settlement Agreement, this Order shall govern.

19.                               This Order shall constitute findings of fact and conclusions of law (in addition to such findings and conclusions as stated on the record of the hearing on the Motion) and, notwithstanding the possible applicability of any provision of the Federal Rules of Bankruptcy Procedure, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

20.                               The provisions and effect of this Order, any actions taken pursuant to this Order or the Settlement Agreement, and the Settlement Parties’ and Creditors’ Committee’s respective rights, obligations, remedies and protections provided for herein and in the Settlement Agreement shall survive the conversion, dismissal or closing of these Chapter 11 Cases, appointment of a trustee herein, confirmation of a plan or plans of reorganization, or the consolidation (substantive or otherwise) of these Chapter 11 Cases with any other case or cases, and the terms and provision of this Order and the Settlement Agreement shall continue in full force and effect notwithstanding the entry of any such order.

21.                               The Debtors and their current and former officers, directors, shareholders, managers, employees, agents, attorneys, financial advisors, successors and assigns (the “Debtor Parties”), Dynegy and its direct and indirect subsidiaries, including DGIN and Dynegy Coal Holdco, and each of their current and former officers, directors, shareholders, managers,

22

employees, agents, attorneys, financial advisors, successors and assigns (to the extent not included as Debtor Parties, the “Dynegy Parties”), the Lease Trustee and U.S. Bank National Association (in its individual capacity) and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Lease Trustee Parties”), the Consenting Lease Certificate Holders and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Directing Lease Certificate Holder Parties”), the Consenting Senior Noteholders and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Consenting Senior Noteholder Parties”), the PSEG Entities and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “PSEG Entities Parties”), the Consenting Sub Debt Holders and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Consenting Sub Debt Holder Parties”), the Subordinated Notes Indenture Trustee and each of its current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Subordinated Notes Indenture Trustee Parties”), and the members of the Creditors’ Committee (solely in their capacity as such) and the retained professional advisors to the Creditors’ Committee and each of its members (solely in respect of such members’ capacities as such) (collectively, the “Committee Parties”), shall be and hereby are fully released and exculpated, and shall have no liability to the Debtors’ estates (with the exception of such liabilities and obligations existing and arising under the Settlement Agreement) or to any Lease Certificate Holder, any holder of Senior Notes, any holder of Subordinated Notes or other interested parties (the “Enjoined Parties”) arising out of, relating to,

23

or in connection with the Motion, the Settlement Agreement, the transactions contemplated thereby, and the negotiations relating thereto; provided, however, that the foregoing sentence shall not apply with respect to obligations and liabilities of the Settlement Parties under the Settlement Agreement.  All Enjoined Parties shall be, and hereby are, bound by this Order, and shall be permanently and irrevocably enjoined from commencing or continuing in any manner any action or proceeding against the Debtors, the Debtor Parties, the Dynegy Parties, the Lease Trustee Parties, the Directing Lease Certificate Holder Parties, the Consenting Senior Noteholder Parties, the PSEG Entities Parties, the Consenting Sub Debt Holder Parties, the Subordinated Notes Indenture Trustee Parties, or the Committee Parties (solely in their capacities as such) arising out of, relating to, or in connection with the Motion, the Settlement Agreement (other than an action to enforce the obligations under the Settlement Agreement including any alleged breach thereof), the transactions contemplated thereby and the negotiations relating thereto, and any actions taken or not taken in connection therewith.

22.                               The Settlement Agreement and this Order constitute and evidence the valid and binding obligations of the Settlement Parties, which obligations shall be enforceable by each Settlement Party against each other Settlement Party and by the Creditors’ Committee (solely to the extent expressly provided for under the Settlement Agreement) in accordance with the terms of the Settlement Agreement and this Order.

23.                               Notwithstanding anything in this Order or the Settlement Agreement to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Order and the Settlement Agreement, in the event that (i) a court of competent jurisdiction enters a final order ruling that this Order or any of the transactions contemplated hereby or in the Settlement Agreement are void, invalid, illegal or unenforceable in any material respect, (ii) any

24

of the transactions contemplated by this Order or the Settlement Agreement are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) this Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Order (other than this paragraph 23) and the Settlement Agreement (other than Section III.y. thereof) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Settlement Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Settlement Parties that were the subject of this Order and the Settlement Agreement prior to this Order and the Settlement Agreement being of no force or effect.

24.                               In furtherance of Section III.x. of the Settlement Agreement, in the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code prior to the Settlement Effective Date, Dynegy is directed to file a motion to assume the Settlement Agreement pursuant to section 365 of the Bankruptcy Code on the first day of its bankruptcy case.

25.                               All applicable stays under the Bankruptcy Code, the Bankruptcy Rules or the Local Bankruptcy Rules of the Southern District of New York are hereby waived, and the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

26.                               This Court shall retain continuing jurisdiction with respect to all matters related to or arising from this Order and the Settlement Agreement or their implementation, including, without limitation, to the extent that any of the Settlement Parties subsequently files for bankruptcy (or is otherwise subject to bankruptcy proceedings) or is otherwise subject to proceedings in any other court.

Dated: [                ]

25

Poughkeepsie, New York

THE HONORABLE CECELIA G. MORRIS
CHIEF UNITED STATES BANKRUPTCY JUDGE

26